$325,000,000 AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 27, 2017 among iSTAR INC., THE BANKS LISTED HEREIN, and JPMORGAN CHASE BANK, N.A., as Administrative Agent J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and BARCLAYS BANK PLC, as Joint Lead Arrangers and Joint Bookrunners

Contents Clause Page Article I DEFINITIONS ............................................................................................................................... 1 Section 1.1. Definitions.................................................................................................................... 1 Section 1.2. Accounting Terms and Determinations...................................................................... 23 Section 1.3. Types of Borrowings.................................................................................................. 24 Article II THE LOANS............................................................................................................................... 24 Section 2.1. Revolving Commitments............................................................................................ 24 Section 2.2. Term Commitments.................................................................................................... 24 Section 2.3. Procedures for Revolving Loan Borrowing ............................................................... 25 Section 2.4. Notice to Banks; Funding of Revolving Loans .......................................................... 25 Section 2.5. Notes........................................................................................................................... 26 Section 2.6. Method of Electing Interest Rates .............................................................................. 26 Section 2.7. Interest Rates .............................................................................................................. 27 Section 2.8. Fees............................................................................................................................. 28 Section 2.9. Maturity Date ............................................................................................................. 28 Section 2.10. Optional Prepayments; Termination or Reduction of Commitments ......................... 28 Section 2.11. Mandatory Prepayments of Loans.............................................................................. 29 Section 2.12. General Provisions as to Payments ............................................................................ 30 Section 2.13. [Reserved]. ................................................................................................................. 30 Section 2.14. Funding Losses........................................................................................................... 30 Section 2.15. Computation of Interest and Fees............................................................................... 31 Section 2.16. Use of Proceeds.......................................................................................................... 31 Section 2.17. Reserved ..................................................................................................................... 31 Section 2.18. Collateral and Covered Assets ................................................................................... 31 Section 2.19. Defaulting Bank ......................................................................................................... 32 Article III CONDITIONS ........................................................................................................................... 33 Section 3.1. Closing ....................................................................................................................... 33 Section 3.2. Borrowings ................................................................................................................. 35 Section 3.3. Conditions to Conversion into Term Loan................................................................. 36 Article IV REPRESENTATIONS AND WARRANTIES ......................................................................... 36 Section 4.1. Existence and Power .................................................................................................. 36 Section 4.2. Power and Authority; Enforceable Obligation ........................................................... 36 Section 4.3. No Violation............................................................................................................... 37 Section 4.4. Financial Information................................................................................................. 37 Section 4.5. Litigation .................................................................................................................... 38 Section 4.6. Compliance with ERISA............................................................................................ 38 Section 4.7. Environmental ............................................................................................................ 39 Section 4.8. Taxes .......................................................................................................................... 39 Section 4.9. Full Disclosure ........................................................................................................... 40 Section 4.10. Solvency..................................................................................................................... 40

Section 4.11. Use of Proceeds.......................................................................................................... 40 Section 4.12. Governmental Approvals ........................................................................................... 40 Section 4.13. Investment Company Act ........................................................................................... 40 Section 4.14. Principal Offices......................................................................................................... 40 Section 4.15. REIT Status ................................................................................................................ 40 Section 4.16. Intellectual Property ................................................................................................... 40 Section 4.17. Judgments................................................................................................................... 41 Section 4.18. No Default .................................................................................................................. 41 Section 4.19. Licenses, etc ............................................................................................................... 41 Section 4.20. Compliance with Law ................................................................................................ 41 Section 4.21. No Burdensome Restrictions...................................................................................... 41 Section 4.22. .............................................................................................................. 41 Section 4.23. Labor Matters ............................................................................................................. 41 Section 4.24. Insurance .................................................................................................................... 41 Section 4.25. Organizational Documents ......................................................................................... 42 Section 4.26. Unencumbered Assets ................................................................................................ 42 Section 4.27. Ownership of Property; Liens .................................................................................... 42 Section 4.28. Covered Parties .......................................................................................................... 42 Section 4.29. Security Documents ................................................................................................... 42 Section 4.30. Anti-Corruption Laws and Sanctions ......................................................................... 42 Section 4.31. EEA Financial Institutions ......................................................................................... 43 Article V AFFIRMATIVE AND NEGATIVE COVENANTS.................................................................. 43 Section 5.1. Information................................................................................................................. 43 Section 5.2. Payment of Obligations .............................................................................................. 46 Section 5.3. Maintenance of Property; Insurance; Leases.............................................................. 46 Section 5.4. Maintenance of Existence .......................................................................................... 46 Section 5.5. Compliance with Laws............................................................................................... 46 Section 5.6. Inspection of Property, Books and Records ............................................................... 47 Section 5.7. Existence .................................................................................................................... 47 Section 5.8. Independent Director.................................................................................................. 47 Section 5.9. Financial Covenants ................................................................................................... 47 Section 5.10. Restricted Payments ................................................................................................... 47 Section 5.11. Restriction on Fundamental Changes......................................................................... 48 Section 5.12. Changes in Business................................................................................................... 48 Section 5.13. Borrower Status.......................................................................................................... 49 Section 5.14. Other Indebtedness ..................................................................................................... 49 Section 5.15. Liens........................................................................................................................... 49 Section 5.16. [Reserved] .................................................................................................................. 49 Section 5.17. Restrictive Agreements .............................................................................................. 49 Section 5.18. Limitation on Activities of the Covered Parties ......................................................... 49 Section 5.19. Transactions with Affiliates ....................................................................................... 50 Section 5.20. Corporate Ratings....................................................................................................... 50 Section 5.21. Anti-Corruption Laws and Sanctions ......................................................................... 50 Article VI DEFAULTS............................................................................................................................... 50 Section 6.1. Events of Default........................................................................................................ 50 Section 6.2. Rights and Remedies .................................................................................................. 53 Section 6.3. Notice of Default ........................................................................................................ 53

Section 6.4. Distribution of Proceeds after Default........................................................................ 54 Article VII THE AGENTS; CERTAIN MATTERS RELATING TO THE BANKS................................ 54 Section 7.1. Appointment and Authorization................................................................................. 54 Section 7.2. Administrative Agency and Affiliates........................................................................ 54 Section 7.3. Action by Agents........................................................................................................ 54 Section 7.4. Consultation with Experts .......................................................................................... 55 Section 7.5. Liability of Agents ..................................................................................................... 55 Section 7.6. Indemnification .......................................................................................................... 56 Section 7.7. Credit Decision........................................................................................................... 56 Section 7.8. Successor Agent ......................................................................................................... 56 Section 7.9. Exculpation of BPO Broker ....................................................................................... 57 Section 7.10. Proofs of Claim .......................................................................................................... 57 Article VIII CHANGE IN CIRCUMSTANCES ........................................................................................ 58 Section 8.1. Basis for Determining Interest Rate Inadequate or Unfair ......................................... 58 Section 8.2. Illegality ..................................................................................................................... 59 Section 8.3. Increased Cost and Reduced Return........................................................................... 59 Section 8.4. Taxes .......................................................................................................................... 61 Section 8.5. Base Rate Loans Substituted for Affected Eurodollar Loans..................................... 65 Article IX MISCELLANEOUS.................................................................................................................. 65 Section 9.1. Notices........................................................................................................................ 65 Section 9.2. No Waivers................................................................................................................. 65 Section 9.3. Expenses; Indemnification ......................................................................................... 66 Section 9.4. Sharing of Set-Offs..................................................................................................... 67 Section 9.5. Amendments and Waivers.......................................................................................... 67 Section 9.6. Successors and Assigns.............................................................................................. 68 Section 9.7. Governing Law; Submission to Jurisdiction; Judgment Currency............................. 71 Section 9.8. Counterparts; Integration; Effectiveness .................................................................... 72 Section 9.9. WAIVER OF JURY TRIAL ...................................................................................... 72 Section 9.10. Survival ...................................................................................................................... 72 Section 9.11. Domicile of Loans...................................................................................................... 72 Section 9.12. Limitation of Liability ................................................................................................ 72 Section 9.13. Recourse Obligation................................................................................................... 72 Section 9.14. Confidentiality............................................................................................................ 72 Section 9.15. USA Patriot Act ......................................................................................................... 73 Section 9.16. Acknowledgements .................................................................................................... 73 Section 9.17. Releases of Liens........................................................................................................ 74 Section 9.18. No Novation ............................................................................................................... 74 Section 9.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions................. 74 Section 9.20. Certain ERISA Matters .............................................................................................. 75

SCHEDULES: SCHEDULE 1.1A Commitments SCHEDULE 1.1B Collateral and Covered Assets List SCHEDULE 1.1D Excluded Assets SCHEDULE 4.4(d) Existing Indebtedness of the Covered Subsidiaries SCHEDULE 4.6(a) Multiemployer Plans/Collective Bargaining Agreements SCHEDULE 4.27 Indirect Ownership of Covered Assets SCHEDULE 4.28 Covered Parties SCHEDULE 4.29 Filing Jurisdictions EXHIBITS: EXHIBIT A Form of Affiliate Subordination Agreement EXHIBIT B Form of Borrowing Base Certificate EXHIBIT C Form of Negative Pledge Agreement EXHIBIT D Form of Note EXHIBIT E Form of Notice of Borrowing EXHIBIT F Projections EXHIBIT G Form of Security Agreement EXHIBIT H Form of Assignment and Assumption EXHIBITS I Forms of Prepayment Notice EXHIBITS J 1-4 Forms of U.S. Tax Certificates EXHIBIT K Notice Addresses

AMENDED AND RESTATED CREDIT AGREEMENT Agreement September 27, 2017, among iSTAR INC., formerly known as iSTAR FINANCIAL INC. (the Borrower hereto hereby, JPMORGAN CHASE BANK, N.A., as the Administrative Agent. W I T N E S S E T H WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement dated as of March 27, 2015 (as heretofore amended, supplemented or otherwise Existing Credit Agreement WHEREAS, the Borrower has requested that the Banks, among other things, extend the maturity date of the Existing Credit Agreement; and WHEREAS, the Banks are willing to do so on the terms and conditions set forth herein; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Existing Credit Agreement in its entirety as follows: ARTICLE I DEFINITIONS Section 1.1. Definitions. The following terms, as used herein, have the following meanings: Administrative Agent administrative agent hereunder, and its permitted successors in such capacity in accordance with the terms of this Agreement. Administrative Questionnaire questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank. Affiliate controls, is controlled by, or is under common control with, that Person. For purposes of this definition, ly, of the power to vote ten percent (10.0%) or more of the equity securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting equity securities or by contract or otherwise. Affiliate Subordination Agreement Subordination Agreement substantially in the form of Exhibit A pursuant to which intercompany obligations and advances owed by the Borrower are subordinated to the Obligations. Agents

- 2- Agreement time to time hereafter be amended, restated, supplemented or otherwise modified. Anti-Corruption Laws applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. Applicable Advance Rate Base Asset: (i) 65%, if the relevant BPO with respect to such Borrowing Base Asset is less than 24 months old as of such date of determination, or if the Borrower is within the 90-day grace period for delivery of a new BPO provided in Section 5.1(k); (ii) 60%, if the relevant BPO with respect to such Borrowing Base Asset is 24 months old or older as of such date of determination; (iii) irrespective of the foregoing clauses (i) and (ii), 50% for any Credit Tenant Lease Asset if (x) the vacancy rate with respect to such Credit Tenant Lease Asset is greater than 20% as of such date of determination, (y) the weighted average remaining lease term with respect to such Credit Tenant Lease Asset is less than two (2) years as of such date of determination or (z) the Borrower is not receiving any income from such Credit Tenant Lease Asset as of such date of determination but such Credit Tenant Lease Asset has not become a Non-Cash Flow Tenant Lease Asset as of such date of determination; (iv) irrespective of the foregoing clauses (i), (ii) and (iii), 0%, if such Credit Tenant Lease Asset is a Non-Cash Flow Credit Tenant Lease Asset; and (v) irrespective of the foregoing clauses (i) and (ii), for any Construction Loan, (A) if the relevant BPO is less than 24 months old as of such date of determination, or if the Borrower is within the 135-day grace period for delivery of a new BPO provided in Section 5.1(k), (x) if the LTC is less than or equal to 40%, (I) 60%, if such Construction Loan is wholly-owned by a Pledged Subsidiary and (II) 55%, if such Construction Loan is partially-owned by a Pledged Subsidiary and (y) if the LTC is greater than 40%, (I) 50%, if such Construction Loan is wholly- owned by a Pledged Subsidiary and (II) 45%, if such Construction Loan is partially-owned by a Pledged Subsidiary and (B) 45%, if the relevant BPO with respect to such Construction Loan is 24 months old or older as of such date of determination. provided that, if on any date of determination any Borrowing Base Asset meets the requirements for an Applicable Advance Rate based upon the foregoing criteria that is different than the Applicable Advance Rate as of the immediately preceding date of determination, such different Applicable Advance Rate shall apply. Applicable Lending Office Rate Loans, its Domestic Lending Office and (ii) in the case of its Eurodollar Loans, its Eurodollar Lending Office. Applicable Margin with respect to each Loan, the respective percentages per annum determined, at any time, based on the range into which the Credit Rating then falls, in accordance with the table set forth below. Any change in the Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin. In the event that the Borrower has

- 3- two (2) or more Credit Ratings that are not equivalent, the Applicable Margin shall be determined by (A) if the difference between such Credit Ratings is one ratings category, the Applicable Margin shall be the rate per annum that would be applicable if the higher of the Credit Ratings were used, and (B) if the difference between such Credit Ratings is two or more ratings categories, the Applicable Margin shall be the rate per annum that would be applicable if the median of the applicable Credit Ratings were used. In the event that the Borrower has only one (1) Credit Rating, the Applicable Margin shall be determined by such Credit Rating. In the event that the Borrower does not have a Credit Rating, the Applicable Margin shall be the highest percentage per annum set forth on the table below. On the Closing Date, the Credit Rating of the Borrower is BB-/B1/BB-. Credit Rating Applicable Margin for Base Rate Loans (% per annum) Applicable Margin for Eurodollar Loans (% per annum) 1.25% 2.25% -/Ba3/BB- 1.50% 2.50% 1.75% 2.75% Arrangers Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Bank PLC, in their respective capacities as Joint Lead Arranger and Joint Bookrunner hereunder. Assignee Section 9.6(c). Assignment and Assumption the form of Exhibit H hereto. Available Commitment mount equal to the outstanding. Average Utilization to (a) the daily average Total Revolving Loans for such period divided by (b) the daily average Total Commitments for such period. Bail-In Action -Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. Bail-In Legislation Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. Bankruptcy Event of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the

- 4- enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. Banks Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors. For purposes of this Agreement, none of J.P. Morgan Securities LLC or Merrill Lynch, Pierce, Fenner & Smith Base Rate a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1% and (c) the Eurodollar Rate on such day (or, if such day is not a Business Day, the next preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1.0%. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or such Eurodollar Rate shall be effective as of the opening of business on the day of such change in the Prime Rate, the Federal Funds Rate or such Eurodollar Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 8.1 hereof, then the Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Base Rate Borrowing by reference to the Base Rate in accordance with the provisions of this Agreement. Base Rate Loan erest on which is calculated by reference to the Base Rate in accordance with the provisions of this Agreement. Benefit Plan Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Book Value s to any asset as of any date of determination, the book value of such asset at the end of the most recently ended fiscal quarter as determined in accordance with GAAP, provided that depreciation shall be added back to such book value with respect to Credit Tenant Lease Assets, but such book value with respect to all assets shall be net of any asset specific reserves and impairments. Borrower Borrowing Section 1.3 Borrowed correlative meaning. Borrowing Base Base Value of each Borrowing Base Asset as of such date as determined by the most recent Borrowing Base Certificate and adjusted as reflected in the Monthly Certificate; provided that, the Borrowing Base shall be subject to the following adjustments: (i) no single Borrowing Base Asset (based on the Borrowing Base Value of such Borrowing Base Asset) shall comprise in excess of 25% of the Borrowing Base at the time such

- 5- asset is included as a Borrowing Base Asset (and any such excess shall be disregarded for purposes of determining the Borrowing Base); (ii) the aggregate Borrowing Base Value of the three most valuable Borrowing Base Assets (based on the Borrowing Base Value of each such Borrowing Base Asset) shall not exceed 40% of the Borrowing Base at any one time (and any such excess shall be disregarded for purposes of determining the Borrowing Base); (iii) the aggregate Borrowing Base Value of all Non-Cash Flow Credit Tenant Lease Assets shall not exceed 5% of the Borrowing Base at any one time (and any such excess shall be disregarded for purposes of determining the Borrowing Base); (iv) the aggregate Borrowing Base Value of all Limited Term Credit Tenant Lease Assets shall not exceed 20% of the Borrowing Base at such date of determination (and any such excess shall be disregarded for purposes of determining the Borrowing Base); (v) the aggregate Borrowing Base Value of (x) Credit Tenant Lease Assets (i) with a vacancy rate greater than 20% or (ii) with a weighted average remaining lease term of less than two (2) years in respect of the underlying leases with respect to such Credit Tenant Lease Asset as of such date of determination or (y) Borrowing Base Assets with respect to hospitality and healthcare related stabilized assets shall not, in the aggregate for all such assets described in the foregoing clauses (x) and (y), exceed 35% of the Borrowing Base at such date of determination (and any such excess shall be disregarded for purposes of determining the Borrowing Base); (vi) at all times there shall be no less than ten (10) assets included as Borrowing Base Assets; and (vii) the aggregate Borrowing Base Value of all Construction Loans shall not exceed 15% of the Borrowing Base at such date of determination (and any such excess shall be disregarded for purposes of determining the Borrowing Base). Borrowing Base Assets Assets and Eligible Credit Tenant Lease Assets constituting Collateral and Covered Assets and included in the Borrowing Base Certificate delivered on the Closing Date pursuant to Section 3.1(o) and, thereafter, pursuant to Section 5.1(i). Borrowing Base Certificate complete by a senior financial officer of the Borrower, in substantially the form of Exhibit B. Borrowing Base Value of determination, the product of (x) the Applicable Advance Rate for such Borrowing Base Asset as of such date and (y) the Designated Valuation Amount of such Borrowing Base Asset as of such date; provided that, the Borrowing Base Value of any Borrowing Base Asset shall be recalculated upon a material amendment or extension of the underlying lease or loan of such Borrowing Base Asset (including, in the case of a Construction Loan, a material increase in the scope or budget in respect of the project that is the subject of such Construction Loan), or the execution of a new lease or loan with respect thereto and reflected in an updated BPO or subsequent Monthly Certificate or Borrowing Base Certificate, in each case delivered pursuant to Section 5.1. Borrowing Date the Borrower requests the relevant Banks to make Loans hereunder.

- 6- BPO accordance with standard market practices and upon reasonable assumptions, with respect to such Borrowing Base Asset provided by a BPO Broker. BPO Broker asonably acceptable to the Borrower and the Administrative Agent. BPO Value valuation of such Borrowing Base Asset at the time of inclusion thereof in the Borrowing Base as determined by the most recent BPO delivered in accordance with Section 5.1(k) with respect to such Borrowing Base Asset as of such date of determination; if the BPO Value of any Borrowing Base Asset is on any date of determination more than 100% of the Book Value of such Borrowing Base Asset, the BPO Value of such Borrowing Base Asset shall be the lower of such BPO Value and 110% of such Book Value. Business Day day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close. Capital Leases personal or mixed) by that Person as lessee which, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person. Cash and Cash Equivalents unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year after the date of acquisition thereof; (c) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within ninety (90) days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Administrative Agent); (d) commercial paper (foreign and domestic) or master notes, other than commercial paper or master notes issued by the Borrower or any of its Affiliates, and, at the time of acquisition, having a long- having a short-term rating of at least A-1, P-1 and F- from such other nationally recognized rating services acceptable to the Administrative Agent); (e) acceptances (foreign or domestic) in Dollars that are issued by a bank (I) which has, at the time of acquisition, a long-term ra domestic bank, which is a member of the Federal Deposit Insurance Corporation; (f) overnight securities repurchase agreements, or reverse repurchase agreements secured by any of the foregoing types of securities or debt instruments, provided that the collateral supporting such repurchase agreements shall have a value not less than 101% of the principal amount of the repurchase agreement plus accrued interest; and (g) money market funds invested in investments substantially all of which consist of the items described in clauses (a) through (f) foregoing. Change of Control Section 6.1(i) or Section 6.1(j). Closing Date forth in Section 3.1 shall have been satisfied to the satisfaction of the Administrative Agent.

- 7- Code mended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form. Collateral to Covered Assets. For the avoidance of doubt, no Excluded Asset shall constitute Collateral or a Covered Asset. Collateral and Covered Assets List of the Closing Date and set forth on Schedule 1.1B as such list may be modified from time to time. Collateral Documents ans the Security Agreement, the Affiliate Subordination Agreement, the Negative Pledge Agreement and all other similar agreements and security documents hereafter delivered to the Administrative Agent granting a Lien on any property of the Borrower or a Covered Subsidiary to secure the obligations and liabilities of the Borrower under any Loan Document or providing rights and remedies in respect of the Collateral and the Covered Assets. Commitment Date, the obligation of such Bank to make Revolving Loans in an aggregate principal amount not to exceed the amount set forth on Schedule 1.1A next to the name of such Bank under the heading and (y) on Revolving Termination Date, subject to Section 2.2 and Section 3.3, the obligation of such Bank to convert all outstanding Revolving Loans made by such Bank as of such date into an equal principal amount of Term Loans and to extend the Maturity Date. The initial amount of the Total Commitments is $325,000,000. Commitment Fee Rate means the respective percentages per annum determined, at any time, based on the range into which the Credit Rating then falls, in accordance with the table set forth below. Any change in the Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Commitment Fee Rate. In the event that the Borrower has two (2) or more Credit Ratings that are not equivalent, the Commitment Fee Rate shall be determined by (A) if the difference between such Credit Ratings is one ratings category, the Commitment Fee Rate shall be the rate per annum that would be applicable if the higher of the Credit Ratings were used, and (B) if the difference between such Credit Ratings is two or more ratings categories, the Commitment Fee Rate shall be the rate per annum that would be applicable if the median of the applicable Credit Ratings were used. In the event that the Borrower has only one (1) Credit Rating, the Commitment Fee Rate shall be determined by such Credit Rating. In the event that the Borrower does not have a Credit Rating, the Commitment Fee Rate shall be the highest percentage per annum set forth on the table below. On the Closing Date, the Credit Rating of the Borrower is BB-/B1/BB-. Credit Rating Commitment Fee Rate (% per annum) 0.30% -/Ba3/BB- 0.40% 0.50% Consolidated Cash Flow fiscal quarters ended on such date of determination on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) cash flows from operating activities of the Borrower and its Consolidated

- 8- Subsidiaries for such period, plus (b) repayments and collections of loans, plus (c) net proceeds from the sale/monetization of loans, real estate and other investments of the Borrower and its Consolidated Subsidiaries for such period, plus (d) distributions from other investments of the Borrower and its Consolidated Subsidiaries for such period, plus (e) cash interest payments paid on debt of the Borrower and its Consolidated Subsidiaries for such period, plus (f) Taxes paid in Cash by the Borrower and its statements of cash flow for such period in the form delivered pursuant to Section 5.1(a) and (b). Consolidated Coverage Ratio Section 5.9(a), the ratio of (a) Consolidated Cash Flow as of such date of determination to (b) Consolidated Fixed Charges as of such date of determination. Consolidated Fixed Charges four fiscal quarters ended on such date of determination, the sum of (a) the total cash interest expense (including imputed interest expense attributable to Capital Leases) of the Borrower and its Consolidated Subsidiaries on all outstanding Indebtedness of the Borrower and its Consolidated Subsidiaries for such period (assuming for purposes of determining such interest expense that the Total Commitments have been fully Borrowed hereunder during such period) determined in accordance with GAAP and (b) total cash dividends on preferred units payable by the Borrower during such period. Consolidated Subsidiary other Subsidiary or other entity which is consolidated with the Borrower in accordance with GAAP. Consolidated Tangible Net Worth Borrower, on a consolidated basis, determined in accordance with GAAP. Construction Loan property owned by the borrower thereof and secured by a Mortgage on such real property the term of which loan shall not exceed five years. Contingent Obligation thout duplication, (i) any contingent which is not otherwise Indebtedness, and (ii) any obligation required to be disclosed in accordance with GAAP in the - Recourse Indebtedness, lease, dividend or other obligation including guarantees of completion and guarantees of representations and warranties, provided, however, Contingent Obligations shall not include contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and guarantees of non-monetary obligations (other than as described above) which have not yet been called on or quantified, of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the Net Present Value of the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), through (i) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (ii) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the Borrower required to be delivered pursuant to Section 5.1 hereof.

- 9- Notwithstanding anything contained herein to the contrary, guarantees of completion shall not be deemed to be Contingent Obligations unless and until a claim for payment or performance has been made thereunder, at which time any such guaranty of completion shall be deemed to be a Contingent Obligation in an amount equal to any such claim. calculated without duplication. Conversion Notice Section 2.2(a). Covered Assets Credit Tenant Lease Assets directly owned by a Pledged Subsidiary and (b) interests in a Pledged Subsidiary owned by the Borrower, in each case listed on the Collateral and Covered Asset List. Covered Party Covered Subsidiary Subsidiary set forth on Schedule 4.28. Credit Ratings porate rating assigned by the Rating Agencies. Credit Tenant Lease Asset Borrowing Base on the Closing Date, a property owned by the Covered Subsidiaries and identified on the Collateral and Covered Assets List on the Closing Date as a credit tenant lease asset, or (b) for any assets added to the Borrowing Base after the Closing Date, a property owned by a Pledged Subsidiary which is (i) leased to a governmental entity, (ii) leased to a tenant (or guaranteed by a Person) with an Investment Grade Rating, (iii) a property which, if unavailable to a tenant, would materially impair the continued operation of such tenant, including without limitation, a headquarters facility, distribution center, manufacturing facility, or a pool or class of multiple properties leased under a blanket lease or (iv) identified by the Borrower as a credit tenant lease asset in the ordinary course of business and consistent with its past practices. Default n or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default. Default Rate Section 2.7(c). Defaulting Bank date required to be funded or paid, to (i) fund any portion of its Loans, or (ii) pay over to the Administrative Agent or the other Banks any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent in writing that such failure is the that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or the Administrative Agent and the other Banks in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a the Administrative Agent or applicable Bank, acting in good faith, to provide a certification in writing from an authorized officer of such Bank that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans under this Agreement, provided that such Bank shall cease to

- 10- receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event, or (e) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. Designated Valuation Amount , as to any single asset included as a Borrowing Base Asset, the BPO Value of such Borrowing Base Asset as of such date of determination; provided that: (i) if there is a write-down with respect to the Book Value of such asset or a specific reserve is taken with respect to such asset, the Designated Valuation Amount of such asset shall be the lesser of (x) the Book Value of such asset, after giving effect to such write-down or asset specific reserve, and (y) the BPO Value of such asset, after giving effect to such write-down and asset specific reserve; (ii) the Designated Valuation Amount of a Loan Asset shall be the lesser of (x) the Book Value of such Loan Asset adjusted (but, in no event below zero) to reflect principal payments actually paid or prepaid on account of such Loan Assets as reflected on the most recent Monthly Certificate and (y) the BPO Value of such Loan Asset adjusted (but, in no event below zero) to reflect principal payments actually paid or prepaid on account of such Loan Assets as reflected on the most recent Monthly Certificate; (iii) the Designated Valuation Amount of a Loan Asset that is included as a Borrowing Base Asset after the Closing Date and for which the Look-Through LTV is greater than 70% as of such date shall be reduced such that the Look-Through LTV is not greater than 70% after giving effect to such reduction; (iv) the Designated Valuation Amount of a Borrowing Base Asset during the applicable grace period during which a BPO is required to be delivered pursuant to Section 5.1(k) shall be the Book Value until such BPO is delivered in accordance with Section 5.1(k); provided that, the Designated Valuation Amount of a Borrowing Base Asset for which a BPO has not been delivered within the applicable grace period required by Section 5.1(k) shall be zero; (v) the Designated Valuation Amount of a Loan Asset that becomes a Non- Performing Loan Assets shall be zero; (vi) the Designated Valuation Amount of any Borrowing Base Asset that is subject to a Lien that is not a Permitted Lien shall be zero; and (vii) the Designated Valuation Amount of any Eligible Loan Asset that is a Construction Loan shall be adjusted to reflect any additional funds loaned to the applicable borrower and principal payments actually paid or prepaid by such borrower, in each case, on account of such Construction Loan, including scheduled repayments from sales proceeds received on the underlying real estate. Dollars $ Domestic Lending Office ffice located at its address in the United States set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

- 11- EEA Financial Institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; EEA Member Country Iceland, Liechtenstein, and Norway. EEA Resolution Authority strative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. Eligible Credit Tenant Lease Asset it Tenant Lease Assets, provided that: (a) such Credit Tenant Lease Asset shall (i) as to any Credit Tenant Lease Asset added as a Covered Asset after the Closing Date, be wholly-owned by a Pledged Subsidiary and the underlying real property in respect of such Credit Tenant Lease Asset shall be owned in fee simple by such Pledged Subsidiary, (ii) have a vacancy rate of less than 20% as of the date such Credit Tenant Lease Asset is added as a Borrowing Base Asset, and (iii) as to any Credit Tenant Lease Asset added as a Covered Asset after the Closing Date, have one or more leases with a weighted average remaining lease term of not less than five (5) years as of the date such Credit Tenant Lease Asset is added as a Borrowing Base Asset; (b) the real property underlying any such Credit Tenant Lease Asset shall not be subject to a Mortgage; and (c) such Credit Tenant Lease Asset shall have been added to the Covered Assets in accordance with Section 2.18. Eligible Loan Assets without limitation, Loan Assets with respect to hospitality and healthcare related stabilized assets and Construction Loans, provided that: (a) any such Loan Asset shall be wholly-owned by a Pledged Subsidiary, except in the case of Construction Loans in which case participations in such Construction Loan shall be permitted; (b) with respect to a Construction Loan, LTC shall be less than or equal to 70% and the construction project being financed by such Construction Loan shall be more than 50% complete in accordance with the terms of such Construction Loan; (c) any such Loan Asset shall not be in respect of undeveloped land or transitional properties; (d) any such Loan Asset shall not be contractually or structurally junior to or pari passu with any other loans, or secured by Mortgages that are junior to or pari passu with the Mortgages securing other loans encumbering shared collateral, unless such senior or pari passu loan is also a Borrowing Base Asset; and

- 12- (e) such Loan Assets shall have been added to the Covered Assets in accordance with Section 2.18. Environmental Affiliate ust or corporation in which an equity interest is owned directly or indirectly by the Borrower and, as a result of the ownership of such equity interest, the Borrower may become subject to liability for Environmental Claims against such partnership, joint venture, trust or corporation (or the property thereof). Environmental Claim similar communication (written or oral) by any other Person alleging potential liability of such Person for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting, directly or indirectly, from (i) the presence, or release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. Environmental Laws al, state, and local statutes, laws (including common law), judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, licenses, agreements and other governmental restrictions relating to protection of the environment or of human health or safety (as affected by exposure to harmful or deleterious substances). ERISA any successor statute. ERISA Group orrower, any Subsidiary, and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control iary, are treated as a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA. Any former member of the ERISA Group shall continue to be considered a member of the ERISA Group within the meaning of this definition with respect to the period such entity was a member of the ERISA Group. EU Bail-In Legislation Schedule -In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. Eurocurrency Reserve Requirement Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Base Rate Period, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate (or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected

- 13- Specified Time on the Quotation Day for such Interest Period; provided that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that olated Rate at such time (provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement). Eurodollar Borrowing Section 1.3. Eurodollar Business Day dealings in deposits in Dollars in the London interbank market. Eurodollar Lending Office to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Eurodollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to the Borrower and the Administrative Agent. Eurodollar Loan reference to the Eurodollar Rate, made or to be made by a Bank in accordance with the applicable Notice of Borrowing. Eurodollar Rate to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula: Eurodollar Base Rate 1.00 - Eurocurrency Reserve Requirement Event of Default Section 6.1. Excluded Assets Date identified on Schedule 1.1D, none of which shall be included as a Borrowing Base Asset or constitute a Covered Asset. Existing Credit Agreement Facility Collateral Cash Flow scheduled amortization, interest and rent income from the Borrowing Base Assets included in the Borrowing Base as of the date of determination for the period of four fiscal quarters ended as of such date of determination; provided that, with respect to any Credit Tenant Lease Asset that was added as a Borrowing Base Asset since the end of such period and that has a lease term that begins on or after such date of determination, the Facility Collateral Cash Flow with respect to such Borrowing Base Asset shall equal, on a pro forma basis, the projected rental income therefrom for the period of four fiscal quarters commencing on such date of determination (or for each date of determination for the subsequent three quarters, for the three quarter, two quarter and one quarter period, respectively, after such date of determination). Fac means, for each date of determination set forth in Section 5.9(b), the ratio of (a) Facility Collateral Cash Flow as of such date of determination to (b) Facility Interest Expense as of such date of determination.

- 14- Facility Interest Expense expense (including Commitment Fees) of the Borrower payable with respect to the Loans for the period of four fiscal quarters ended as of such date of determination (assuming for purposes of determining such interest expense that the Total Commitments have been fully Borrowed hereunder during such period) determined in accordance with GAAP. FATCA Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any intergovernmental agreements related thereto, and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any law, regulation, rule, promulgation, guidance notes, practices or official agreement implementing an official government agreement with respect to the foregoing. Federal Funds Rate federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank, N.A. from three federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Federal Reserve Board as constituted from time to time. Fiscal Quarter Fiscal Year Fitch GAAP tes as in effect from time to time, except that for purposes of Section 5.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 5.1(a); provided, that (i) revenues, expenses, gains and losses that are included in results of discontinued operations because of the application of SFAS No. 144 will be treated as revenues, expenses, gains and losses from continuing operations. In the event that any Accounting Change ned below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Banks, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC. Governmental Authority subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or

- 15- pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners). Group of Loans are Base Rate Loans at such time, or (ii) all Eurodollar Loans having the same Interest Period at such time; provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Section 8.2 or Section 8.5, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made. Indebtedness thout duplication, (a) all indebtedness, obligations or other liabilities of such Person (i) for borrowed money (including construction loans) or evidenced by debt securities, debentures, acceptances, notes or other similar instruments, and any accrued interest, fees and charges relating thereto, (ii) under profit payment agreements or in respect of obligations to redeem, repurchase or exchange any Securities of such Person or to pay dividends in respect of any stock, (iii) with respect to letters of credi account, (iv) to pay the deferred purchase price of property or services, except accounts payable and accrued expenses arising in the ordinary course of business, (v) in respect of Capital Leases, (vi) which are Contingent Obligations or (vii) under warranties and indemnities; (b) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any property of such Person, whether or not such indebtedness, obligations or liabilities are assumed by such Person, all as of such time (provided that the value of such indebtedness, obligations or liabilities shall be limited to the lesser of (x) the amount of such indebtedness, obligations or liabilities assumed by such Person and (y) the undepreciated book value of the property subject to such Lien, determined in accordance with GAAP, and less any impairment charge; (c) all indebtedness, obligations or other liabilities of such Person in respect of Interest Rate Contracts and foreign exchange contracts, net of liabilities owed to such Person by the counterparties thereon; (d) all preferred stock subject (upon the occurrence of any contingency or otherwise) to mandatory redemption; and (e) all contingent contractual obligations with respect to any of the foregoing. Indemnitee Section 9.3(b). Insolvency is insolvent within the meaning of Section 4245 of ERISA. Interest Period h Eurodollar Borrowing, the period commencing on the date of such Borrowing specified in the Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 1, 2, 3 or 6 months (or, if available to all Banks, one week) thereafter as the Borrower may elect in the applicable Notice of Interest Rate Election; provided, that: (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Eurodollar Business Day; (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and (c) no Interest Period may end later than the Maturity Date.

- 16- Interest Rate Contracts agreements providing interest rate protection. Investment Affiliate not consolidated under GAAP with the financial results of the Borrower on the consolidated financial statements of the Borrower. Interpolated Rate of decimal places as the Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate (for the longest period for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate (for the shortest period for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, as of the Specified Time on the Quotation Day for such Interest Period. When determining the rate for a period which is less than the shortest period for which the Screen Rate is available, the Screen Rate for purposes of clause (a) above shall be deemed to be the overnight rate for Dollars determined by the Administrative Agent from such service as the Administrative Agent may select. Investment Grade Rating -term unsecured debt of BBB- or better from S&P, of Baa3 or better from - or better from Fitch. In the equivalent, the lower of such two (2) Credit Ratings shall be used to determine whether an Investment Grade Rating was achieved. Lien interest or encumbrance of any kind, or any other type of preferential arrangement, in each case that has the effect of creating a security interest in respect of such asset. For the purposes of this Agreement, the Borrower or any Consolidated Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. Limited Term Credit Tenant Lease Asset Borrowing Base Asset and for which the weighted average remaining lease term is greater than five (5) years but less than eight (8) years from the date such Credit Tenant Lease Asset is added. Loan Term Loans pursuant to Section 2.2 and Section 3.3 and the Term Loans. Loan Assets be either fixed or variable rate, including, without limitation, first mortgages, second mortgages, mezzanine loans, repurchase collateralized mortgage-backed securities. Loan Documents Look-Through LTV of (x) the sum of the principal amount of such Loan Asset (including all capitalized interest) plus the outstanding principal amount of all other loans (including all capitalized interest) that are pari passu or senior in right of payment (whether structurally or contractually) to such Loan Asset, or that are secured by pari passu or senior Mortgages with respect to common collateral to (y) the value of the common collateral as determined in good faith by the Borrower in accordance with its customary underwriting

- 17- standards consistently applied at the end of the most recently ended fiscal quarter as of such date of determination in accordance with GAAP, consistently applied. LTC date, the greater of (x) the ratio of (I) the sum of the principal amount of such Construction Loan (including all capitalized interest) to (II) the value of the collateral for such Construction Loan as determined pursuant to the most recently delivered BPO, and (y) the ratio of (I) the sum of the aggregate principal amount of the Construction Loan to (II) the aggregate cost of the construction project in respect of which such Construction Loan is provided as determined in good faith by the Borrower in accordance with its customary underwriting standards consistently applied and set forth in the most recently-delivered Borrowing Base Certificate or Monthly Certificate. Material Adverse Effect series of circumstances or events, of whatever nature (but excluding general economic conditions), which does or would reasonably be expected to, materially and adversely impair (i) the ability of the Covered Parties, taken as a whole, to perform their respective obligations under the Loan Documents, or (ii) the ability of the Administrative Agent or the Banks to enforce the Loan Documents. Material Default any Payment Default, (ii) any Default resulting from the Section 5.1(a), (b), (c) , (d)(i) (provided that the officer of the Borrower that, in such case, has obtained knowledge of the applicable Default or Event of Default is any of the president, chief executive officer, chief financial officer or chief operating officer of the Borrower or any officer performing the customary duties of any such position), (i), (j) or (k), 5.8, 5.9, 5.10, 5.11, 5.15 or 5.18 or (iii) any other material Default as to which the Borrower shall have received written notice. Materials of Environmental Concern y pollutants, contaminants, hazardous wastes, toxic and hazardous substances, asbestos, lead, petroleum and petroleum by-products, and any other substances regulated pursuant to, or that could give rise to liability under, Environmental Law. Maturity Date which shall be the Revolving Termination Date or, if the Revolving Loans are converted into Terms Loans subject to Sections 2.2 and 3.3, the Term Loan Maturity Date, unless in either case otherwise accelerated pursuant to the terms hereof. Monthly Certificate Section 5.1(j). Mortgage , deed of trust, deed to secured debt or similar security interest. Multiemployer Plan meaning of Section 4001(a)(3) of ERISA, which is subject to Title IV of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions. Negative Pledge Agreement Agreement, dated the date hereof, among the Covered Subsidiaries and the Administrative Agent, substantially in the form of Exhibit C, as the same may be amended, modified or supplemented from time to time.

- 18- Net Present Value value, as of the date of calculation of any such amount using a discount rate equal to the Base Rate in effect as of the date of such calculation. Non-Cash Flow Credit Tenant Lease Asset Credit Tenant Lease Asset for which no income is being generated as of such date of determination and no income has been generated for a period of six months or longer as of such date of determination. Non-Excluded Taxes Section 8.4(a). Non-Performing Loan Assets -performing in Non-Recourse Indebtedness payment is limited to (i) specific assets related to a particular Property or group of Properties encumbered by a Lien securing such Indebtedness or (ii) for all purposes other than Section 6.1(e) hereof, any Subsidiary (so long as a Subsidiary is a partnership, there is no recourse to the Borrower as a general partner of such partnership); provided that if any portion of Indebtedness is so limited, then such portion shall constitute Non-Recourse Indebtedness and only the remainder of such Indebtedness shall constitute Recourse Debt; provided, further, however, that direct recourse to the Borrower for any such Indebtedness for fraud, misrepresentation, misapplication of cash, waste, Environmental Claims and liabilities and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financing of real estate shall not, by itself, prevent such Indebtedness from being characterized as Non-Recourse Indebtedness. Notes D such promissory notes issued hereunder. Notice of Borrowing Section 2.3 and substantially in the form attached of Exhibit E. Notice of Interest Rate Election Section 2.6. Obligations of every nature of the Borrower (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post- petition interest is allowed in such proceeding), from time to time owing to the Administrative Agent, any other Agent or any Bank under or in connection with the Loans under this Agreement or any other Loan Document. Other Taxes Section 8.4(b). Parent Participant Section 9.6(b). Participant Register Section 9.6(b). Patriot Act Section 9.15.

- 19- Payment Date ness Day of each January, April, July and October and (b) the Maturity Date. Payment Default principal of any Loan hereunder, including any mandatory prepayment hereunder, or any interest due on any Loan or any fees or other amount payable hereunder. PBGC any or all of its functions under ERISA. Permitted Liens (a) Liens for Taxes, assessments or other governmental charges not yet delinquent or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with the terms hereof; (b) statutory liens of carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than ninety (90) days delinquent or which are being contested in good faith in accordance with the terms hereof; (c) utility deposits and other deposits or pledges to secure the performance of bids, trade contracts (other than for borrowed money), leases, purchase contracts, construction contracts, governmental contracts, statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (d) easements (including reciprocal easement agreements and utility agreements), rights-of-way, zoning restrictions, other covenants, reservations, encroachments, leases, licenses or similar charges or encumbrances (whether or not recorded) and all other items listed on any foregoing do not interfere in any material respect with the use or ordinary conduct of the business of the Borrower and do not diminish in any material respect the value of the property to which such Permitted Lien is attached; (e) (I) Liens and judgments which have been or will be bonded (and the Lien on any cash or securities serving as security for such bond) or released of record within forty-five (45) days after the date such Lien or judgment is entered or filed against the Borrower, or any other Covered Party, or (II) Liens which are being contested in good faith by appropriate proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings and as to which the subject asset is not at risk of forfeiture; (f) Liens created pursuant to the Collateral Documents in favor of the Administrative Agent for the benefit of the Secured Parties; and (g) Liens in favor of the Borrower. Person ship, a limited liability company, an association, a trust or any other entity or organization, including, without limitation, a government or political subdivision or an agency or instrumentality thereof.

- 20- Plan it plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group, (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group or (iii) to which any member of the ERISA Group has had liability within the previous five years. Pledged Subsidiary in which constitute Collateral pledged pursuant to the Collateral Documents and that owns, directly or indirectly, Covered Assets or any other Subsidiary that owns, directly or indirectly, Covered Assets. Prime Rate JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank, N.A. in connection with extensions of credit to debtors). Pro Rata Share Bank at any time, a fraction (expressed as a percentage), shall be the Total Commitments. Projections Consolidated Subsidiaries, substantially in the form of Exhibit F hereto. Property facility, structure, equipment or unit, or other asset owned by such Person. PTE hibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. Rating Agencies Real Property Assets the real property assets is characterized as equity according to GAAP) owned directly or indirectly by such Person at such time. Recourse Debt means Indebtedness other than Non-Recourse Indebtedness. REIT Required Banks to the conversion of the Revolving Loans into Term Loans in accordance with Section 2.2 and Section 3.3, the aggregate amount of the Total Commitments then in effect, and (ii) on or after such conversion, or any termination of the Total Commitments, the aggregate unpaid principal amount of the Loans then outstanding hereunder. Revolving Commitment Period to the Revolving Termination Date. Revolving Loans Section 2.1(a).

- 21- Revolving Termination Date S&P -Hill Companies, Inc., or any successor thereto. "Safety" means Safety, Income and Growth, Inc., a Maryland corporation. Safety Management Agreement 27, 2017, by and among Safety, Safety Income and Growth Operating Partnership LP, SFTY Manager LLC and iStar Inc., as the same may be amended from time to time. Sanctioned Country at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, the Crimea region of the Ukraine, Iran, North Korea, Sudan and Syria). Sanctioned Person Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, by the United Nations Security Council, the European Union, any Eur relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). Sanctions administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the United Nations Security Council, the European Union, any European Union member state or y. Screen Rate Secured Parties Securities voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, and shall include Indebtedness which would be required to be included on the liabilities side of the balance sheet of the Borrower in accordance with GAAP, but shall not include any Cash and Cash Equivalents or any evidence of the Obligations. Security Agreement date hereof, made by the Borrower in favor of the Administrative Agent, substantially in the form of Exhibit G, as the same may be amended, modified or supplemented from time to time. Solvent determination, (a) t as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person

- 22- will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purp liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. Specified Time Subsidiary ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower. Super Majority Banks of (i) prior to the conversion of the Revolving Loans into Term Loans in accordance with Section 2.2 and Section 3.3, the aggregate amount of the Total Commitments then in effect, and (ii) on or after such conversion or any termination of the Total Commitments, if applicable, the aggregate unpaid principal amount of the Loans then outstanding hereunder. Taxes s all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. Term Loan Maturity Date Date. Term Loans Section 2.2(a). Termination Event or regulation), or an event described in Section 4062(e) of ERISA, (ii) the withdrawal by any member of (as defined in Section 4001(a)(2) of ERISA), or the incurrence of liability by any member of the ERISA Group under Section 4064 of ERISA upon the termination of a Multiemployer Plan, (iii) the filing of a notice of intent to terminate any Plan under Section 4041 of ERISA, other than in a standard termination within the meaning of Section 4041 of ERISA, or the treatment of a Plan amendment as a distress termination under Section 4041 of ERISA, (iv) the institution by the PBGC of proceedings to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or cause a trustee to be appointed to administer, any Plan, (v) any failure to make by its due date any required installment under Section 430(j) of the Code with respect to any Plan, any failure by the Borrower or any member of the ERISA Group to make any required contribution to any Multiemployer Plan, or any failure to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, shall exist with respect to any Plan, any Lien in favor of the PBGC, a Plan, or a Multiemployer Plan shall arise on the assets of the Borrower or any member of the ERISA Group, or he meaning of Section 430 of the Code or Section 303 of ERISA), (vi) ) the Borrower or any member of the ERISA Group shall, or in the reasonable opinion of the Required Banks is likely to, incur any liability in

- 23- connection with a withdrawal from any Plan in which it was a substantial employer, or the withdrawal of the Code or Section 305 of ERISA) of, a Multiemployer Plan, (vi) a proceeding shall be instituted by a fiduciary of any Multiemployer Plan against any member of the ERISA Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter, (vii) the provision by the administrator of any Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA, (viii) the withdrawal by the Borrower or any member of the ERISA Group from any Plan with two or more contributing sponsors or the termination of any such Plan resulting in liability to any member of the ERISA Group pursuant to Section 4063 or 4064 of ERISA, (ix) receipt from the Internal Revenue Service of notice of the failure of any Plan (or any other employee benefit plan sponsored by the Borrower or any of its Subsidiaries which is intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any such employee benefit plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code or (x) any other event or condition that might reasonably constitute grounds for the termination of, or the appointment of a trustee to administer, any Plan or the imposition of any liability or encumbrance or Lien on the Real Property Assets or any member of the ERISA Group under ERISA or the Code. Total Commitments s then in effect. Total Revolving Loans Loans outstanding at such time. Uniform Commercial Code from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. United States e District of Columbia. Weighted Average CTL Lease Term weighted average remaining lease term as of such date of determination for all Credit Tenant Lease Assets that are Borrowing Base Assets as of such date based on the Borrowing Base Value of such Credit Tenant Lease Assets. Write-Down and Conversion Powers Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Section 1.2. Accounting Terms and Determinations. As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to to the Borrower and its Consolidated Subsidairies not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards

- 24- Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness Section 1.3. Types of Borrowings ns of one or more Banks to be made to the Borrower pursuant to Article II on the applicable Borrowing Date, all of which Loans are of the same type (subject to Article VIII) and, except in the case of Base Rate Loans, have the same Interest Period. ARTICLE II THE LOANS Section 2.1. Revolving Commitments . (a) Each Bank severally agrees, on the terms and Revolving Loans the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which would not result in either (i) the Revolving Loans of such lesser of (x) the Total Commitments and (y) the Borrowing Base. During the Revolving Commitment Period the Borrower may use the Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. (b) The Revolving Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 2.3 and Section 2.5. (c) The Revolving Commitments shall terminate, and, subject to the right of the Borrower set forth in Section 2.2 and the conditions set forth in Section 3.3, the Borrower shall repay all outstanding Revolving Loans, on the Revolving Termination Date. Section 2.2. Term Commitments. (a) The Borrower may request that all Revolving Loans outstanding on the Revolving Termination Date be converted into an equal principal amount of term loans Term Loans such conversion no later than 10:00 a.m. five (5) Business Days prior to the Revolving Termination Date Conversion Notice (b) In the event that Administrative Agent receives a timely Conversion Notice, each Bank severally agrees, on the terms and conditions set forth in this Agreement and without further action of Term Loans on the Revolving Termination Date and to extend the Maturity Date from the Revolving Termination Date to the Term Loan Maturity Date. (c) The Term Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Section 2.3 and Section 2.5 (d) The Term Loans shall be repaid in equal quarterly installments of 25% of the original principal amount of Term Loans, payable at the end of each calendar quarter, commencing with the first such quarter ending after the Revolving Termination Date with the last such payment payable on the Term Loan Maturity Date.

- 25- Section 2.3. Procedures for Revolving Loan Borrowing. (a) The Borrower may borrow under the Commitments during the Revolving Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent a Notice of Borrowing (which Notice of Borrowing must be received by the Administrative Agent prior to 10:00 a.m., New York City time, one (1) Business e of Eurodollar Loans) prior to the requested Borrowing Date) requesting that the Banks make the Loans on the requested Borrowing Date and specifying: (i) the amount of Revolving Loans to be borrowed; (ii) the requested Borrowing Date; (iii) whether the Revolving Loans comprising such Borrowing are to be Base Rate Loans or Eurodollar Loans; (iv) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; (v) payment instructions for delivery of such Borrowing; and (vi) that no Default or Event of Default has occurred or is continuing. (b) Each Borrowing of Revolving Loans shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Section 2.4. Notice to Banks; Funding of Revolving Loans. (a) Upon receipt of a Notice of Borrowing from the Borrower in accordance with Section 2.3 hereof, the Administrative Agent shall, on the date such Notice of Borrowing is received by Rata Share of such Borrowing and of the interest rate applicable thereto and such Notice of Borrowing shall not thereafter be revocable by the Borrower, unless the Borrower shall pay any applicable expenses pursuant to Section 2.14. (b) Not later than 12:00 p.m. (New York City time) on the requested Borrowing Date, each Bank shall (except as provided in subsection (c) of this Section 2.4) make available its Pro Rata Share of such Borrowing in Federal funds immediately available in New York, New York, to the Administrative Agent at its address referred to in Section 9.1. (c) Unless the Administrative Agent shall have received notice from a Bank prior to the requested Borrowing Date that such Bank will not make available to the Administrative Agent such s made such share available to the Administrative Agent on the requested Borrowing Date in accordance with this Section 2.4 and the Administrative Agent may, in reliance upon such assumption, but shall not be obligated to, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, at the Federal Funds Rate, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent. If such Bank

- 26- shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall t. If such Bank shall not pay to the Administrative Agent such corresponding amount after reasonable attempts are made by the Administrative Agent to collect such amounts from such Bank, the Borrower agrees to repay to the Administrative Agent forthwith on demand such corresponding amounts together with interest thereto, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the interest rate applicable thereto one (1) Business Day after demand. Nothing contained in this Section 2.4(c) shall be deemed to reduce the Commitment of any Bank or in any way affect the rights of the Borrower with respect to a Defaulting Bank or the Administrative Agent. The failure of any Bank to make available to the Administrative Agent such Section 2.4(b) hereof shall not relieve any other Bank of its obligations to fund its Commitment, in accordance with the provisions hereof. (d) Subject to the provisions hereof, the Administrative Agent shall make available each Borrowing to the Borrower in Federal funds immediately available in accordance with, and on the date set forth in, the applicable Notice of Borrowing. Section 2.5. Notes. (a) Each Bank may, by notice to the Borrower and the Administrative Agent, request that each of its Loans be evidenced by a Note substantially the form of Exhibit D hereto. Upon the execution and delivery of any such Note, any existing Note payable to such Bank shall be returned to the Borrower and replaced or modified ac Bank shall be deemed to refer to and include any or all of such Notes, as the context may require. (b) Section 3.1(a), the Administrative Agent shall forward such Note to such Bank. Such Bank shall record the date, amount, currency, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower, with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the appropriate schedule appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required. (c) There shall be no more than fifteen (15) Eurodollar Group of Loans outstanding at any one time. Section 2.6. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article VIII), as follows: (i) if such Loans are Base Rate Loans, the Borrower may elect to convert all or any portion of such Loans to Eurodollar Loans as of any Eurodollar Business Day; (ii) if such Loans are Eurodollar Loans, the Borrower may elect to convert all or any portion of such Loans to Base Rate Loans and/or elect to continue all or any portion of such Loans as Eurodollar Loans for an additional Interest Period or additional Interest Periods, in each

- 27- case effective on the last day of the then current Interest Period applicable to such Loans, or on such other date designated by the Borrower in the Notice of Interest Rate Election, provided the Borrower shall pay any losses pursuant to Section 2.14. Notice of Interest Rate Election Administrative Agent at least three (3) Eurodollar Business Days prior to, but excluding, the effective date of the conversion or continuation selected in such notice. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group of Loans, (ii) the portion to which such Notice of Interest Rate Election applies, and the remaining portion to which it does not apply, are each in the minimum amounts required hereby, (iii) no Loan may be continued as, or converted into, a Eurodollar Loan when any Event of Default has occurred and is continuing, provided, however, that if and for so long as the Borrower shall have an Investment Grade Rating from S&P and then a Loan may be continued as, or converted into, a Eurodollar Loan when any Event of Default has occurred and is continuing, and (iv) no Interest Period shall extend beyond the Maturity Date. (b) Each Notice of Interest Rate Election shall specify: (i) the Group of Loans (or portion thereof) to which such notice applies; (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above; (iii) if the Loans comprising such Group of Loans are to be converted, the new type of Loans and, if such new Loans are Eurodollar Loans, the duration of the initial Interest Period applicable thereto; and (iv) if such Loans are to be continued as Eurodollar Loans for an additional Interest Period, the duration of such additional Interest Period. Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period. (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Administrative Agent shall notify each Bank with Loans affected thereby the same day as it receives such Notice of Interest Rate Election of the contents thereof and the interest rates determined pursuant thereto and such notice shall not thereafter be revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Administrative Agent for any Group of Eurodollar Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto. Section 2.7. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until the date it is repaid or converted into a Eurodollar Loan pursuant to Section 2.6, at a rate per annum equal to the sum of the Base Rate plus the Applicable Margin for Base Rate Loans for such day. (b) Each Eurodollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of

- 28- the Applicable Margin for Eurodollar Loans for such day plus the Eurodollar Rate applicable to such Interest Period. (c) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, any overdue principal amount of the Loans and, to the extent permitted under applicable law, overdue interest and fees in respect of all Loans, shall bear interest at the annual rate equal to the sum of the Base Rate and the Applicable Margin for Base Rate Loans and two percent (2%), or, if any Loan shall have been continued as, or converted into, a Eurodollar Loan, then, as to such Loan only, the sum of the Eurodollar Rate applicable to such Loan and the Applicable Margin for Eurodollar Loans, and two Default Rate (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of demonstrable error. (e) Interest on all Loans bearing interest at the Base Rate shall be payable in arrears on each Payment Date. Interest on all Loans bearing interest based on the Eurodollar Rate shall be payable in arrears on the last day of the applicable Interest Period as to any such Loan having an Interest Period of three months or less and, as to any such Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period. Section 2.8. Fees. (a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank a commitment fee for the period from and including the date hereof to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Commitment of such Bank during the period for which payment is made, payable quarterly in arrears on each Payment Date, commencing on the first such date to occur after the date hereof. (b) Upfront Fee; Other Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Bank, an upfront fee equal to 0.25% of the Commitment of such Bank, payable on the Closing Date. The Borrower agrees to pay to the Administrative Agent for its own account and the account of the Agents such fees as may from time to time be separately agreed upon among the Borrower and such Agents. (c) Fees Non-Refundable. All fees set forth in this Section 2.8 shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non- refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Administrative Agent and the Banks regardless of whether any Loans are actually made. Section 2.9. Maturity Date. All Loans (together with accrued interest thereon and all other Obligations) shall be due and payable on the Maturity Date. Section 2.10. Optional Prepayments; Termination or Reduction of Commitments. (a) Administrative Agent (which notice shall be substantially in the form of Exhibit I hereto), prepay any

- 29- Group of Base Rate Loans, in whole at any time, or from time to time in part in amounts aggregating $1,000,000 or more, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans or Borrowing. (b) The Borrower may, upon at least three (3) Eurodollar Bus the Administrative Agent, given no later than 12:00 Noon (New York City time) (which notice shall be substantially in the form of Exhibit I hereto), prepay all, or from time to time in part in amounts aggregating $5,000,000 or more, any Group of Eurodollar Loans as of the last day of the Interest Period applicable thereto. Except as provided in Article VIII, the Borrower may not prepay all or any portion of the principal amount of any Eurodollar Loan prior to the end of the Interest Period applicable thereto unless the Borrower shall also pay any applicable expenses pursuant to Section 2.14. Any such prepayment notice shall be given on or prior to the third (3rd) Eurodollar Business Day prior to, but excluding, the date of prepayment to the Administrative Agent. Each such optional prepayment shall be applied to prepay ratably the Loans of the Banks included in any Group of Eurodollar Loans. (c) Any amount of Revolving Loans so prepaid pursuant to Section 2.10(a) or (b) may be reborrowed during the Revolving Commitment Period subject to the terms of this Agreement. Any amounts of Term Loans so prepaid pursuant to Section 2.10(a) or (b) may not be borrowed or reborrowed and the amount of each such prepayment of Term Loans shall be applied to reduce the then remaining installments of Term Loans described in Section 2.2(d) in direct order of maturity. Each prepayment of the Loans under this Section 2.10 shall be accompanied by accrued and unpaid interest thereon to the date of such prepayment on the amount so prepaid. (d) notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans made on the effective date thereof, the Total Revolving Loan would exceed the lesser of the Total Commitments and the Borrowing Base. Any such reduction shall be in an amount equal to $5,000,000, or a whole multiple thereof, and shall reduce permanently the Commitments then in effect. Section 2.11. Mandatory Prepayments of Loans. (a) In the event and on such occasion (whether upon delivery of a Borrowing Base Certificate pursuant to Section 5.1(i), a Monthly Certificate pursuant to Section 5.1(j) or a BPO pursuant to Section 5.1(k) or any other circumstance) that (i) the Total Revolving Loans exceed the Total Commitments or (ii) the aggregate principal amount of the Loans exceed the Borrowing Base, the Borrower shall within 30 days after such occasion prepay the Loans in an aggregate amount equal to such excess or cause one or more additional Eligible Credit Tenant Lease Assets or Eligible Loan Assets to become Covered Assets in accordance with Section 2.18. (b) Any prepayment of Loans pursuant to this Section 2.11 shall be made upon notice (which shall be irrevocable unless otherwise agreed by the Administrative Agent) delivered to the Administrative Agent no later than 12:00 Noon (New York City time), three (3) Eurodollar Business Days prior thereto, in the case of Eurodollar Loans, and no later than 12:00 Noon (New York City time), one (1) Business Day prior thereto, in the case of Base Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.14. Upon receipt of any such notice the Administrative Agent shall promptly notify each Bank thereof. If any such notice is

- 30- given, the amount specified in such notice shall be due and payable on the date specified therein. The application of any mandatory prepayment pursuant to this Section 2.11 shall be made, first, to Base Rate Loans, and second, to Eurodollar Loans. Each prepayment of the Loans under this Section 2.11 shall be accompanied by accrued and unpaid interest thereon to the date of such prepayment on the amount so prepaid. Section 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of the principal of and interest on the Loans and fees hereunder, without set-off or counterclaim, by initiating a wire transfer not later than 12:00 Noon (New York City time) on the date when due, of Federal funds immediately available in New York, New York, to the Administrative Agent at its address referred to in Section 9.1, it being understood that written or facsimile notice by the Borrower to the Administrative Agent to make a payment from the such payment to the extent of such funds held in such account. The Administrative Agent will promptly (and in any event within one (1) Business Day after receipt thereof) distribute to each Bank its ratable received by the Administrative Agent for the account of the Banks. If and to the extent that the Administrative Agent shall receive any such payment for the account of the Banks on or before 11:00 a.m. (New York City time) on any Business Day (or Eurodollar Business Day, as applicable), and the Administrative Agent shall not have distributed to any Bank its applicable share of such payment on such day, the Administrative Agent shall distribute such amount to such Bank together with interest thereon, for each day from the date such amount should have been distributed to such Bank until the date the Administrative Agent distributes such amount to such Bank, at the Federal Funds Rate. Whenever any payment of principal of, or interest on the Base Rate Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Eurodollar Loans shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the immediately preceding Eurodollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate. Section 2.13. [Reserved]. Section 2.14. Funding Losses. If the Borrower makes any payment of principal with respect to any Eurodollar Loan (pursuant to Article II, Article VI or Article VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails to borrow any Eurodollar Loans after notice has been given to any Bank in accordance with Section 2.4(a), or if the Borrower shall deliver a Notice of Interest Rate Election specifying that a Eurodollar Loan shall be converted on a date other than the first (1st) day of the then current Interest Period applicable thereto, the Borrower shall

- 31- reimburse each Bank within 15 days after certification by such Bank of such loss or expense (which shall be delivered by each such Bank to the Administrative Agent for delivery to the Borrower) for any resulting loss (based on interest only, exclusive of fees, if any) or expense incurred by it (or by an existing Participant in the related Loan), including, without limitation, any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the Administrative Agent and the Administrative Agent shall have delivered to the Borrower a certification as to the amount of such loss or expense, which certification shall set forth in reasonable detail the basis for and calculation of such loss or expense and shall be conclusive in the absence of demonstrable error. Section 2.15. Computation of Interest and Fees. With respect to Base Rate Loans, the rate of interest on which is calculated based on the Prime Rate hereunder, interest thereon shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Section 2.16. Use of Proceeds. The Borrower shall use the proceeds of the Loans for general corporate purposes, includi acquisition of assets and to fund capital expenditures and general working capital needs of the Borrower, in each case, in accordance with and subject to the terms and conditions of this Agreement. Section 2.17. Reserved. Section 2.18. Collateral and Covered Assets. (a) The Obligations shall, at all times, be secured by a perfected first priority security interest in the Collateral. The Covered Assets and the equity interests issued by Covered Subsidiaries, shall, at all times, be free and clear of all Liens except Liens permitted under Section 5.15. (b) On the Closing Date, the Covered Assets shall consist of the assets listed on the Collateral and Covered Asset List delivered to the Administrative Agent pursuant to Section 3.1(r). Thereafter, the Borrower may add assets as Covered Assets and Borrowing Base Assets, subject to the limitations described in this Agreement, and withdraw or substitute (and the Administrative Agent shall be authorized to release liens thereon) any Covered Asset so long as (I) no Payment Default or Event of Default shall have occurred and be continuing, (II) the Facility Collateral Coverage Ratio as of the date of such proposed withdrawal or substitution is greater than 1.90 to 1.00, in the case of both clauses (I) and (II), after giving pro forma effect to such proposed withdrawal or substitution, (III) the inclusion of any new asset as a Covered Asset would not conflict with any of the terms of the debt documents governing Borrower shall certify as to the absence of any such conflict prior to or substantially contemporaneously with such inclusion, (IV) the Borrower shall have complied with Section 5.1(n), after giving effect thereto, (i) the Total Revolving Loans shall not exceed the lesser of (x) the Total Commitments and (y) the Borrowing Base as reflected in a Borrowing Base Certificate delivered on such date of inclusion which shall reflect the adjustments required pursuant to clause (vii) of the definition of Designated Valuation Amount and (V) the representations and warranties of the Covered Parties contained in the Loan Documents shall be true and language, in all respects (after giving effect to such qualification)) on and as of the date of such addition, withdrawal or substitution after giving effect thereto.

- 32- (c) An asset previously withdrawn as a Covered Asset pursuant to the terms hereof may be subsequently redesignated as a Covered Asset and a Borrowing Base Asset provided it satisfies the criteria described in this Agreement and subject to delivery of a BPO with respect to such asset in accordance with Section 5.1(k)(ii). The Borrower may also withdraw an asset as a Covered Asset (and the Administrative Agent shall be authorized to release liens thereon) at any time if the Borrowing Base Value of such asset is zero. Other than as set forth in this Section 2.18(b), an asset may not be withdrawn as a Covered Asset and the Covered Subsidiaries shall at all times own the Covered Assets. Such withdrawal, and where appropriate release of lien, shall be effected in accordance with Section 9.17 and the Collateral Documents. (d) With respect to any addition of a Covered Asset, the Borrower shall promptly (i) execute and deliver to the Administrative Agent such amendments to the Security Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Banks, a perfected first priority security interest in the Capital Stock of the Subsidiary that owns such Covered Asset, (ii) deliver to the Administrative Agent (A) the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Subsidiary, and (B) the documents described in Section 3.1(g) as to such Subsidiary, (iii) cause such Subsidiary (A) to execute and deliver to the Administrative Agent an Acknowledgment and Consent in the form attached to the Security Agreement, (B) to become a party to the Negative Pledge Agreement, (C) to become party to the Affiliate Subordination Agreement, and (D) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Banks a perfected first priority security interest in the Collateral with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Administrative Agent, (iv) satisfy the condition described in Section 3.1(j) as to such Subsidiary and (v) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. (e) If at any time, there are less than ten (10) Borrowing Base Assets, the Borrower shall within 30 days after such occasion prepay the Loans to zero or cause one or more additional Eligible Credit Tenant Lease Assets or Eligible Loan Assets to become Covered Assets (and Borrowing Base Assets) in accordance with this Section 2.18 and no Loans shall be made, and the Borrower shall not request any Loans, until such time as there are ten (10) or more Borrowing Base Assets. Section 2.19. Defaulting Bank. Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such Bank is a Defaulting Bank: (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Bank pursuant to Section 2.8(a); (b) the Commitment and Loans of such Defaulting Bank shall not be included in determining whether the Required Banks or Super Majority Banks have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.5); provided, that this clause (b) shall not apply to the vote of a Defaulting Bank in the case of an amendment, waiver or other modification requiring the consent of such Bank or each Bank affected thereby; (c) the Borrower may, at its sole expense and effort, upon notice to such Defaulting Bank and the Administrative Agent, require such Defaulting Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.6), all its Available

- 33- Commitments under this Agreement to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld; provided further that nothing contained in this clause (c) shall affect the obligations due to such Defaulting Bank; and (d) the Administrative Agent may, in its sole discretion (notwithstanding any contrary provision of this Agreement), apply any amounts thereafter received by it from any Covered obligations hereunder until all such unsatisfied obligations are fully paid. In the event that the Administrative Agent and the Borrower each agrees that a Defaulting Bank has adequately remedied all matters that caused such Bank to be a Defaulting Bank, then on such date such Bank shall purchase at par such of the Loans of the other Banks as the Administrative Agent shall determine may be necessary in order for such Bank to hold such Loans in accordance with its Pro Rata Share. ARTICLE III CONDITIONS Section 3.1. Closing. The Closing Date shall occur on the date when each of the following conditions is satisfied (or waived in writing by the Administrative Agent and the Banks), each document to be dated the Closing Date unless otherwise indicated: (a) the Borrower as of the Closing Date shall have executed and delivered to the Administrative Agent a Note or Notes for the account of each Bank requesting the same dated the Closing Date and complying with the provisions of Section 2.5; (b) the Borrower, the Administrative Agent and each of the Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Agreement; (c) the Borrower shall have executed and delivered to the Administrative Agent a duly executed original of the Security Agreement and each other Collateral Document and each issuer of equity interests pledged pursuant to the Security Agreement shall have executed and delivered to the Administrative Agent an Acknowledgment and Consent in the form attached to the Security Agreement; (d) the Administrative Agent shall have received a duly executed Affiliate Subordination Agreement, duly executed by the Covered Parties; (e) the Administrative Agent shall have received any certificates representing Pledged Stock described in the Security Agreement and required to be delivered thereunder as of the Closing Date and appropriate transfer documents with respect to any such certificates included in the Collateral as of the Closing Date, signed in blank by the Borrower or the other owner thereof and, each document (including, without limitation, any Uniform Commercial Code financing statement to be filed in the jurisdiction of organization of the Borrower) required by the Security Agreement or under law or reasonably requested by the Administrative Agent to be filed, registered, recorded or delivered in order to create or perfect the Liens intended to be created under the Security Agreement shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation (if applicable);

- 34- (f) the Administrative Agent shall have received opinions of (i) Clifford Chance US LLP, special counsel for the Borrower, (ii) Geoffrey Dugan, Esq., in-house counsel for the Borrower, and (iii) Venable LLP, special Maryland counsel to the Borrower, each acceptable to the Administrative Agent, the Banks and their counsel; (g) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and each other Covered Party as of the Closing Date, the authority for and the validity of this Agreement and the other Loan Documents, the incumbency of officers executing this Agreement and the other Loan Documents and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the articles of incorporation, certificate of formation or similar organizational document of each such entity, as amended, modified or supplemented on or prior to the Closing Date, certified to be true, correct and complete by a senior officer of such entity as of the Closing Date, together with a good standing certificate as to each such entity from the Secretary of State (or the equivalent thereof) of its jurisdiction of organization, to be dated as of a date within ten Business Days from the Closing Date. Any such organizational documents of each Covered Subsidiary shall provide for, and require that there at all times be, a special director or member whose consent would be required for a bankruptcy filing by such Covered Subsidiary or for the transfer of any equity interests therein (other than the sale of such equity interests in a transaction permitted under the Loan Documents) and shall otherwise be satisfactory to the Administrative Agent; (h) the Borrower shall have executed a solvency certificate reasonably acceptable to the Administrative Agent; (i) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this Section 3.1 and the Notice of Borrowing referred to in Section 2.3, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its reasonable discretion; (j) each Covered Party shall have taken all actions required to authorize the execution and delivery of (i) in the case of the Borrower, this Agreement and (ii) in the case of the Borrower and each other Covered Party, any other Loan Document to which it is a party and the performance thereof by the Borrower or such other Covered Party, as applicable; (k) the Banks shall be satisfied that the Borrower is not subject to any present or contingent Environmental Claim which, if adversely determined, would reasonably be expected to have a Material Adverse Effect on the Borrower, and the Borrower shall have delivered to the Administrative Agent a certificate of a senior officer of the Borrower so stating; (l) (i) the Administrative Agent shall have received, on or before the Closing Date, to Section 2.8 of the Existing Credit Agreement and (B) all fees due and payable pursuant to Section 2.8 on or before the Closing Date and (y) all other fees required to be paid and all expenses for which invoices have been presented and (ii) the reasonable and documented fees and expenses accrued through the Closing Date of Simpson Thacher & Bartlett LLP shall have been paid to Simpson Thacher & Bartlett LLP; (m) the Borrower shall have delivered copies of all consents, licenses and approvals (subject to Section 4.3), if any, required in connection with the execution, delivery and performance by the Borrower or any other Covered Party, or the validity and enforceability, of the Loan Documents, or in

- 35- connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect; (n) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to the transactions contemplated hereby; (o) the Administrative Agent shall have received (x) the Collateral and Covered Assets List, which shall be in form and substance reasonably satisfactory to the Administrative Agent and (y) a Borrowing Base Certificate, dated as of the Closing Date and duly executed by a financial officer of the Borrower, reflecting a Borrowing Base as of the Closing Date of not less than $325,000,000; (p) the Borrower shall have delivered Projections which shall include (x) the that is on or after the Term Loan Maturity Date and (y) that such sources are at all times sufficient for such uses; (q) the representations and warranties of the Covered Parties contained in the Loan Documents shall be true and correct in all material respect the Closing Date both before and after giving effect to the transactions contemplated hereby; (r) the Administrative Agent shall have received the results of a recent Lien search with respect to the Borrower and each other Covered Party and such search shall reveal no Liens on any of the Covered Assets or the Collateral except for Liens permitted by Section 5.15 and the Negative Pledge Agreement or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent; and (s) any Bank that so reasonably requests (in writing) at least two Business Days prior to the Closing Date shall have received, through the Administrative Agent, all U.S.A. PATRIOT Act information required under Section 9.15. Section 3.2. Borrowings. The obligation of any Bank to make a Revolving Loan is subject to the following conditions: (a) after giving effect to such Borrowing on the applicable Borrowing Date, (i) the Total Revolving Loans shall not exceed the lesser of (x) the Total Commitments and (y) the Borrowing Base as reflected in a Borrowing Base Certificate delivered on such Borrowing Date which shall reflect the adjustments required pursuant to clause (vii) of the definition of Designated Valuation Amount; (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.3(a); (c) there shall be not less than ten (10) Borrowing Base Assets; (d) the representations and warranties of the Covered Parties contained in the Loan ge, in all respects (after giving effect to such qualification)) on and as of the date of such Borrowing both before and after giving effect to the making of such Revolving Loans; and (e) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to the making of such Revolving Loans.

- 36- Each Borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Borrowing that the conditions contained in this Section 3.2 have been satisfied. Section 3.3. Conditions to Conversion into Term Loan. The obligation of the Banks to convert the Revolving Loans into Term Loans and to extend the Maturity Date from the Revolving Termination Date to the Term Loan Maturity Date is subject to the following conditions: (a) receipt by the Administrative Agent of a Conversion Notice as required by Section 2.3(a); (b) the representations and warranties of the Covered Parties contained in the Loan imilar language, in all respects (after giving effect to such qualification)) on and as of the date of such conversion both before and after giving effect to the conversion of such Revolving Loans and extension of maturity; (c) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to the conversion of such Revolving Loans and extension of maturity; and (d) after giving effect to such conversion of the Revolving Loans and the extension of maturity, the aggregate principal amount of the Term Loans shall not exceed the Borrowing Base as reflected in a Borrowing Base Certificate delivered on such date which shall reflect the adjustments required pursuant to clause (vii) of the definition of Designated Valuation Amount. ARTICLE IV REPRESENTATIONS AND WARRANTIES In order to induce the Administrative Agent and each of the other Banks which is or may become a party to this Agreement to make the Revolving Loans and to convert the Revolving Loans into Term Loans, the Borrower makes the following representations and warranties as of the Closing Date, as of each Borrowing and, if applicable, as of the conversion of the Revolving Loans into Term Loans. Such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the other Loan Documents and the making of the Loans. Section 4.1. Existence and Power. Each of the Borrower and each other Covered Party is a corporation, limited liability company or limited partnership, as applicable, duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all powers and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and carry on its business as now conducted or as it presently proposes to conduct and has been duly qualified and is in good standing in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a Material Adverse Effect. Section 4.2. Power and Authority; Enforceable Obligation. Each of the Borrower and each other Covered Party has the requisite power and authority to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party and has taken all necessary action, if any, to authorize the execution and delivery on its behalf and its performance of the Loan Documents to which it is a party. Each of the Borrower and each other Covered Party has duly executed and delivered each Loan Document to which it is a party in accordance with the terms of this Agreement, and each such Loan Document constitutes (or, upon execution and delivery thereof, will constitute) its legal, valid and binding

- 37- obligation, enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable insolvency, bankruptcy or other similar laws affecting creditors rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law. Section 4.3. No Violation. Neither the execution, delivery or performance by or on behalf of any Covered Party of the Loan Documents to which it is a party, nor compliance by any such Covered Party with the terms and provisions thereof nor the consummation of the transactions contemplated by such Loan Documents, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Liens created under the Collateral Documents) upon any of the property or assets of the Borrower or any of its Consolidated Subsidiaries pursuant to the terms of, any loan agreement, indenture, mortgage, deed of trust, or other agreement or other instrument to which the Borrower (or any partnership of which the Borrower is a partner) or any of its Consolidated Subsidiaries is a party or by which it or any of its property or assets is bound or to which it is subject, or (iii) will cause a default by any Covered Party under any organizational document of any Person in which such Covered Party has an interest, or cause a which conflict, contravention, breach or default under the foregoing clauses (i), (ii) or (iii) would (x) have a Material Adverse Effect (provided, however, that for purposes of determining whether the consequences of a conflict, contravention, breach or default under clause (ii) of this Section 4.3 would have a Material of the Administrative Agent or the Banks to enforce the Loan Documents in a manner that materially and adversely affects the rights of the Administrative Agent or the Banks result in or require the creation or imposition of any Lien whatsoever upon any Collateral (except as contemplated herein). Section 4.4. Financial Information. (a) The consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of December 31, 2016, and for the Fiscal Year then ended, reported on by PricewaterhouseCoopers LLP fairly presents, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and the consolidated results of operations and cash flows for such Fiscal Year. (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at each of March 31, 2017 and June 30, 2017, and the related unaudited consolidated statements of income and cash flows for the three-month and six-month periods ended on such dates, present fairly the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the three- month and six-month periods then ended (subject to normal year-end audit adjustments). (c) All such financial statements described above, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). (d) Since December 31, 2016, (i) nothing has occurred having a Material Adverse Effect, (ii) except (x) as set forth on Schedule 4.4(d) or in connection with the capitalization plans disclosed to the Agents and (y) for the incurrence of Loans hereunder on the Closing Date, the Borrower has not incurred any material Indebtedness or guaranteed any material Indebtedness on or before the Closing Date and (iii) except as set forth in Schedule 4.4(d) or in connection with the capitalization plans

- 38- disclosed to the Agents, the Borrower will not have incurred any material Indebtedness or guaranteed any material Indebtedness on or before the Closing Date. (e) Schedule 4.4(d) sets forth the Indebtedness for borrowed money of each Covered Subsidiary outstanding on and as of the Closing Date. (f) No Covered Subsidiary has incurred any Indebtedness or guaranteed any Indebtedness other than Non-Recourse Indebtedness in respect of the Excluded Assets and Indebtedness permitted by Section 5.14. Section 4.5. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, (i) the Borrower or any of its Consolidated Subsidiaries, (ii) the Loan Documents or any of the transactions contemplated by the Loan Documents or (iii) any of the assets of the Borrower or any of its Consolidated Subsidiaries, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could, individually, or in the aggregate have a Material Adverse Effect or which in any manner draws into question the validity of this Agreement or the other Loan Documents. Section 4.6. Compliance with ERISA. (a) Except as set forth on Schedule 4.6(a) attached hereto, neither the Borrower nor any other Covered Party is a member of or has entered into, maintained, contributed to, or been required to contribute to, or may incur any liability with respect to any Plan or Multiemployer Plan. Except as could not be reasonably expected to have a Material Adverse Effect individually or in the aggregate (i) there has been no filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standards with respect to any Plan; (ii) there has been no failure to make by its due date any required installment under Section 430(j) of the Code with respect to any Plan nor a failure by the Borrower nor any member of the ERISA Group to make any required contribution to a Multiemployer Plan; (iii) there has been no determination that any ction 303 of ERISA); (iv) the present value of all accrued benefits under each Plan (determined based on the assumptions used by such Plans pursuant to Section 430(h) of the Code) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed by more than an immaterial amount the value of the assets of such Plan (as determined pursuant to Section 430(g) of the Code) allocable to such accrued benefits, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of ASC Topic 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than an immaterial amount the fair market value of the assets of all such underfunded Plans; (v) (A) each employee benefit plan maintained by the Borrower or any of its Subsidiaries or any Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service indicating that such employee benefit plan or Plan is so qualified and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, (B) an application for a determination letter is currently pending before the Internal Revenue Service or (C) the Internal Revenue Service has issued a favorable opinion that the form of the plan document satisfies Section 401(a) of the Code and, to the knowledge of Borrower, nothing has occurred subsequent to the issuance of the determination letter or opinion letter which would cause such employee benefit plan or Plan to lose its qualified status; and (vi) no liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by any member of the ERISA Group other than in the ordinary course. The Borrower and its Subsidiaries have no contingent liabilities with respect to any post retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title 1 of ERISA, and except as would not be reasonably expected to have a Material Adverse Effect. In the event that at any time after the Closing

- 39- Date, the Borrower or any other Covered Party shall sponsor or contribute to any other material Plan or Multiemployer Plan, the Borrower promptly shall notify the Administrative Agent thereof (and from and after such notice, Schedule 4.6(a) shall be deemed modified thereby). (b) the meaning of ERISA or Section 4975 of the Code, including, but not limited to, 29 C.F.R. § 2510.3-101 4975(e)(1) of the Code. In addition to the prohibitions set forth in this Agreement and the other Loan Documents, and not in limitation thereof, the Borrower covenants and agrees that the Borrower shall not, aning of ERISA or the meaning of, and subject to, Section 4975(e)(1) of the Code to repay or secure the Note, the Loan, or the Obligations. Section 4.7. Environmental. (a) The Borrower conducts reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Consolidated Subsidiaries when necessary in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, and any actual or potential liabilities to third parties, including, without limitation, employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including, without limitation, the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect. (b) Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) neither the Borrower nor any other Covered Party has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the facilities and properties owned, leased or Properties Business y, no judicial proceeding or governmental or administrative Environmental Law to which the Borrower or any other Covered Party is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law or relating to Materials of Environmental Concern with respect to the are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there are no Materials of Environmental Concern at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business. Section 4.8. Taxes. The Borrower and its Consolidated Subsidiaries have filed all U.S. federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower, or any Consolidated Subsidiary, except (i) such taxes, if any, as are being contested in good faith by appropriate proceedings and are reserved against in accordance with GAAP or (ii) such tax returns or such taxes, the failure to file when due or to make payment when due and payable will not have, in the

- 40- aggregate, a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Consolidated Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. No Tax lien (other than a Permitted Lien) has been filed, and, to the knowledge of Borrower and its Consolidated Subsidiaries, no claim is being asserted , with respect to any such Tax, fee or other charge. Section 4.9. Full Disclosure. All information heretofore furnished by the Borrower or any other Covered Party to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby or thereby is, when taken as a whole, true and accurate in all material respects on the date as of which such information is stated or certified; provided that, with respect to projected financial information, the Borrower represents and warrants only that such rformance, based upon historical information and reasonable assumptions, it being understood, however, that actual results may differ from the projected results described in the financial projections. The Borrower has disclosed to the Banks in writing any and all facts which have or may have (to the extent the Borrower can now reasonably foresee) a Material Adverse Effect. Section 4.10. Solvency. (i) On the Closing Date and after giving effect to the transactions contemplated hereby and by the other Loan Documents occurring on the Closing Date and (ii) on each date that the Borrower provides additional Covered Assets or Collateral pursuant to Section 2.18 or otherwise, the Borrower and each other Covered Party, taken as a whole, are Solvent. Section 4.11. Use of Proceeds. All proceeds of the Loans will be used by the Borrower only in accordance with the provisions hereof. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of regulations T, U, or X of the Federal Reserve Board. Section 4.12. Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance by the Borrower or any other Covered Party of any Loan Document to which it is a party or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect or those which, if not made or obtained, would not have a Material Adverse Effect. Section 4.13. Investment Company Act. Neither the Borrower nor any other Covered Party is meaning of the Investment Company Act of 1940, as amended, or (y) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money. Section 4.14. Principal Offices. As of the Closing Date, the principal office, chief executive office and principal place of business of each Covered Party is 1114 Avenue of the Americas, New York, NY 10036. Section 4.15. REIT Status. As of the date hereof, the Borrower is qualified as a REIT. Section 4.16. Intellectual Property. The Borrower and each other Covered Party has obtained and holds in full force and effect all patents, trademarks, servicemarks, trade names, domain names, copyrights and other intellectual property rights, free from burdensome restrictions, which are necessary for the operation of its business as presently conducted, the impairment of which is likely to have a Material Adverse Effect.

- 41- Section 4.17. Judgments. As of the Closing Date, there are no final, non-appealable judgments or decrees in an aggregate amount of $50,000,000 or more entered by a court or courts of competent jurisdiction against the Borrower, any other Covered Party or any Consolidated Subsidiary or, to the extent such judgment would be recourse to the Borrower, any other Covered Party or any Consolidated Subsidiary, any other Person (other than, in each case, judgments as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing or which have been paid or stayed). Section 4.18. No Default. No Event of Default or, to the best of the Borrower's knowledge, Default exists under or with respect to any Loan Document and neither the Borrower nor any other Covered Party is in default in any material respect beyond any applicable grace period under or with respect to any other material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely to result in a Material Adverse Effect. Section 4.19. Licenses, etc. Each Covered Party has obtained and does hold in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditation, easements, rights of way and other consents and approvals which are necessary for the operation of its businesses as presently conducted, the absence of which is likely to have a Material Adverse Effect. Section 4.20. Compliance with Law. each of its assets are in compliance in all respects with all laws, rules, regulations, orders, judgments, writs and decrees, the failure to comply with which is likely to have a Material Adverse Effect. Section 4.21. No Burdensome Restrictions. Except as may have been disclosed by the Borrower in writing to the Banks prior to the Closing Date or that would otherwise be permitted under the Loan Documents, neither the Borrower nor any other Covered Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate or partnership restriction, as the case may be, which, individually or in the aggregate, is likely to have a Material Adverse Effect. Section 4.22. . Neither the Borrower nor any other Covered Party has dealt with any broker or finder with respect to the transactions contemplated by this Agreement or otherwise in connection with this Agreement, and neither the Borrower nor any other Covered Party has done any act, had any negotiations or conversation, or made any agreements or promises which will in any way create or give rise to any obligation or liability for the payment by the Borrower or any other Covered Party of any brokerage fee, charge, commission or other compensation to any party with respect to the transactions contemplated by the Loan Documents, other than the fees payable to the Administrative Agent and the Banks, and certain other Persons as previously disclosed to the Administrative Agent. Section 4.23. Labor Matters. Except as disclosed on Schedule 4.6(a), there are no collective bargaining agreements covering the employees of the Borrower or any other Covered Party, and neither the Borrower nor any other Covered Party has suffered any material strikes, walkouts, work stoppages or other material labor difficulty within the last five years. Section 4.24. Insurance. Each of the Borrower and each other Covered Party currently maintains 100% replacement cost insurance coverage (subject to customary deductibles) in respect of each of its Real Property Assets, as well as commercial general liability insurance (including, without with respect to liabi not less than A-/VII at the time of issuance or extension of any such coverage policy in amounts no less

- 42- than customarily carried by owners of properties similar to, and in the same locations as, the Covered provided, however requirement shall not be required for (a) such insurance as tenants of Credit Tenant Lease Assets are permitted or required pursuant to applicable leases to obtain or maintain and (b) liability and casualty insurance policies issued after the Closing Date on Real Property Assets constituting not more than 5.0% of all Real Property Assets owned by the Covered Parties with insurers having an A.M. Best -/VII, but not less than B++/VII. Section 4.25. Organizational Documents. The documents delivered pursuant to Section 3.1(g) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Borrower and each Covered Party. The Borrower represents that it has delivered to the Administrative Agent true, correct and complete copies of each such document. Section 4.26. Unencumbered Assets. As of the Closing Date after giving effect to the transactions contemplated hereby, the Borrower shall be in compliance with the covenants with respect to Indebtedness for borrowed money. Section 4.27. Ownership of Property; Liens. The Borrower owns the Collateral purported to be owned by it (and in the case of Credit Tenant Lease Assets, fee title to the underlying real property in respect thereof) and each other Covered Party directly and wholly owns the Covered Assets purported to be owned by it, as applicable, in each case as set forth in the Collateral and Covered Asset List, except as set forth on Schedule 4.27, and none of the Collateral or Covered Assets is subject to any Lien except as permitted by Section 5.15. Section 4.28. Covered Parties. (a) Schedule 4.28 sets forth the full legal name and jurisdiction of incorporation or organization of each Covered Party and, as to each such Covered Subsidiary, the percentage of each class of equity interests owned by the Borrower or any Covered Party and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other qualifying shares) of any nature relating to any equity interests of the Borrower or any other Covered Party, except as permitted by the Loan Documents. Section 4.29. Security Documents. The Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Agents and the Banks, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Security Agreement, when certificates representing such Pledged Stock, if any, are delivered to the Administrative Agent, and in the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 4.29 in appropriate form are filed in the offices specified on Schedule 4.29, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Lien. Section 4.30. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and directors, and to the knowledge of the Borrower its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Borrower being designated as a Sanctioned Person. None of (a)

- 43- the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. Section 4.31. EEA Financial Institutions. No Covered Party is an EEA Financial Institution. ARTICLE V AFFIRMATIVE AND NEGATIVE COVENANTS The Borrower covenants and agrees that, so long as any of the Obligations remain unpaid: Section 5.1. Information. The Borrower shall deliver to the Administrative Agent and each of the Banks (or post to Intralinks or another similar electronic system acceptable to the Administrative Agent), provided such information is not otherwise publicly available: (a) as soon as available and in any event within five (5) Business Days after the same is required to be filed with the Securities and Exchange Commission (but in no event later than 95 days after the end of each Fiscal Year of the Borrower) a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations and consolidated statements of cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year (if available), all reported in a manner acceptable to -K and reported on by PricewaterhouseCoopers LLP or other independent public accountants of nationally recognized standing; (b) (i) as soon as available and in any event within five (5) Business Days after the same is required to be filed with the Securities and Exchange Commission (but in no event later than 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower), a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of operations and consolidated statements of cash flow for d of such Fiscal Quarter, all -Q, together with (ii) such other information reasonably requested by the Administrative Agent or any Bank; (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, (I) a certificate of a financial officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.9 on the date of such financial statements and (ii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Borrower and its Consolidated Subsidiaries on the dates and for the periods indicated, on the basis of GAAP, subject, in the case of interim financial statements, to normally recurring year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower and its Consolidated Subsidiaries during the period beginning on the date through which the last such review was made pursuant to this Section 5.1(c) (or, in the case of the first certification pursuant to this Section 5.1(c), the Closing Date) and ending on a date not more than ten (10) Business Days prior to, but excluding, the date of such delivery and that (1) on the basis of such financial statements and such review of the Loan Documents, no Event of Default existed under Section 6.1(b) with respect to Section 5.9 at or

- 44- as of the date of such financial statements, and (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower and its Consolidated Subsidiaries, to the best knowledge of such officer, as of the last day of the period covered by such certificate no Default or Event of Default under any other provision of Section 6.1 occurred and is continuing or, if any such Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and, the action the Borrower proposes to take in respect thereof (and such certificate shall set forth the calculations required to establish the matters described in clause (1) above) and (II) updated Projections for the next successive four-quarter period; (d) (i) within five (5) Business Days after any officer of any Covered Party obtains knowledge of any Default or Event of Default, if such Default or Event of Default is then continuing, a certificate of the chief financial officer, or other executive officer of the Borrower, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (ii) promptly and in any event within five (5) Business Days after any Covered Party obtains knowledge thereof, notice of (x) any litigation or governmental proceeding pending or threatened against the Borrower or any Consolidated Subsidiary or its directly or indirectly owned Real Property Assets as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, is likely to individually or in the aggregate, result in a Material Adverse Effect, and (y) any other event, act or condition which is likely to result in a Material Adverse Effect; (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all proxy statements or any other materials so mailed; (f) promptly and in any event within thirty (30) days, if and when any member of the Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is Insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or makes any amendment to any Plan which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, in each case to the extent any occurrence covered by any of clauses (i) through (vii) above, would reasonably be expected to result in a Material Adverse Effect. In the event notice is required pursuant to this Section 5.1(f), the Borrower shall provide a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; (g) promptly and in any event within ten (10) days after any Covered Party obtains actual knowledge of any of the following events, a certificate of the Borrower, executed by an officer of the Borrower, specifying the nature of s Borrower, or any of the Environmental Affiliates of any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Borrower, or any of

- 45- the Environmental Affiliates, is not in compliance with applicable Environmental Laws, and such noncompliance would reasonably be expected to have a Material Adverse Effect, (ii) the existence of any Environmental Claim pending against the Borrower or any Environmental Affiliate and such Environmental Claim would reasonably be expected to have a Material Adverse Effect or (iii) any release, emission, discharge or disposal of any Material of Environmental Concern that would reasonably be expected to form the basis of any Environmental Claim against the Borrower or any Environmental Affiliate or would reasonably be expected to interfere value or use of any of its Properties, which in any such event would reasonably be expected to have a Material Adverse Effect; (h) promptly and in any event within five (5) Business Days after receipt of any notices or correspondence from any company or agent for any company providing insurance coverage to the Borrower or any other Covered Party relating to any loss which is likely to result in a Material Adverse Effect, copies of such notices and correspondence; (i) as soon as available and in any event within fifteen (15) Business Days after the end of each fiscal quarter, commencing with the first fiscal quarter following the Closing Date, a Borrowing Base Certificate duly executed by a financial officer of the Borrower setting forth in reasonable detail the calculation of the Borrowing Base as at the end of such quarter, based upon the best available information at such time as certified by a financial officer of the Borrower; (j) as soon as available and in any event (A) on or before the fifteenth day of each calendar month in respect of the immediately prior calendar month (other than a month in which a Borrowing Base Certificate is required to be delivered pursuant to Section 5.1(i)) a certificate from an financial Monthly Certificate Borrowing Base Value of any Borrowing Base Asset that is not reflected in the most recent Borrowing Base Certificate, as a result of (x) any principal payments actually paid or prepaid on account of any Loan Assets (excluding any scheduled amortization payments actually paid) and (y) any Borrowing Base Asset becoming a Non-Performing Loan Asset or a Non-Cash Flow Credit Tenant Lease Asset and (ii) the resulting aggregate amount of the Borrowing Base and (B) within three Business Days after obtaining knowledge thereof, notice of any event giving rise to the requirement of a prepayment, or addition of Covered Assets, pursuant to Section 2.11; (k) (i) as soon as available and in any event within 90 days after the Closing Date in the case of Covered Assets other than Construction Loans (or 135 days after the Closing Date, in the case of Construction Loans), a BPO for such Covered Asset as of the Closing Date, (ii) as soon as available and in any event within 90 days after an asset (other than Construction Loans) is added as a Covered Asset after the Closing Date (or, in the case of Construction Loans, 135 days after such Construction Loan is added as a Covered Asset after the Closing Date), a BPO for such Covered Asset (including delivering a BPO with respect to an asset that was previously withdrawn as a Covered Asset but is now added back), (iii) as soon as available and in any event within 90 days after a Covered Asset other than Construction Loans (or, in the case of Construction Loans, 135 days after such Construction Loan) has a write-down in Book Value that results in such Book Value being less than 80% of the Book Value for such Covered Asset as of the later of (x) the date such asset became a Covered Asset and (y) the date of delivery of the most recent BPO with respect to such Covered Asset, a new BPO for such Covered Asset and (iv) at any time at the Bo (l) from time to time such additional information regarding any of the Collateral, Covered Assets or the financial condition or operations or investments of the Borrower and its Subsidiaries, in each case, as the Administrative Agent, at the request of any Bank, may reasonably request in writing, so long as disclosure of such information could not result in a violation of, or expose

- 46- the Borrower or its Subsidiaries to any material liability under, any applicable law, statute, ordinance or regulation or any agreements with unaffiliated third parties that are binding on the Borrower or any of its Subsidiaries or on any Property of any of them; (m) promptly and in any event within ten (10) days after the Borrower obtains actual knowledge that it has failed to qualify as a REIT under the applicable provisions of the Code; and (n) at the time the Borrower adds, withdraws or substitutes a Covered Asset or Collateral pursuant to Section 2.18, a revised Collateral and Covered Assets List, an updated Borrowing Base Certificate and an updated Schedule 4.28. Section 5.2. Payment of Obligations. The Borrower and its Consolidated Subsidiaries will pay and discharge, at or before maturity, all their respective material obligations and liabilities including, without limitation, any such material obligations (a) pursuant to any agreement by which it or any of its properties is bound and (b) in respect of federal, state and other taxes, in each case where the failure to so pay or discharge such obligations or liabilities is likely to result in a Material Adverse Effect, and will maintain in accordance with GAAP, appropriate reserves for the accrual of any of the same. Section 5.3. Maintenance of Property; Insurance; Leases. (a) The Borrower shall keep, and shall cause each Consolidated Subsidiary to keep, all property useful and necessary in its business, including without limitation each of its Real Property Assets (for so long as the same constitutes a Real Property Asset), in good repair, working order and condition, ordinary wear and tear excepted, in each case where the failure to so maintain and repair will have a Material Adverse Effect. (b) The Borrower shall maintain, or cause to be maintained, insurance described in Section 4.24 hereof with insurers meeting the qualifications described therein, which insurance shall in any event not provide for less coverage than insurance customarily carried by owners of properties similar the Administrative Agent (i) upon the reasonable request of the Administrative Agent from time to time certificates of insurers evidencing the insurance carried, (ii) within five (5) days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage required by Section 4.24 from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal (without replacement) of coverage by the Borrower or any other Covered Party. Section 5.4. Maintenance of Existence. The Borrower shall and shall cause each of its Consolidated Subsidiaries to preserve, renew and keep in full force and effect, its corporate existence and its rights, privileges and franchises necessary for the normal conduct of its business unless the failure to maintain such existence (other than the existence of the Borrower), rights, privileges and franchises does not have a Material Adverse Effect. Section 5.5. Compliance with Laws. The Borrower shall, and shall cause its Consolidated Subsidiaries to, comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, and all zoning and building codes with respect to its Real Property Assets and ERISA and the rules and regulations thereunder and all federal securities laws) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to do so will not have a Material Adverse Effect or expose the Administrative Agent or Banks to any material liability therefor.

- 47- Section 5.6. Inspection of Property, Books and Records. The Borrower shall, and shall cause each of its Consolidated Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities in conformity with GAAP, modified as required by this Agreement and applicable law; and shall permit representatives of any B Section 9.3), so long as disclosure of such information could not result in a violation of, or expose the Borrower or any of its Subsidiaries to any material liability under, any applicable law, ordinance or regulation or any agreements with unaffiliated third parties that are binding on the Borrower or any of its Subsidiaries, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and independent public accountants, all at such reasonable times during normal business hours, upon reasonable prior notice and as often as may reasonably be desired. Upon the occurrence and during the continuance of any Event of Default, representatives of any Bank permitted to review such books or engage in such discussions shall include consultants, accountants, auditors and any other representatives that any Bank deems necessary in connection with any workout or proposed workout of the Loans. Section 5.7. Existence. The Borrower shall do or cause to be done, all things necessary to trademarks, servicemarks, domain names, tradenames, copyrights, franchises, licenses, permits, certificates, authorizations, qualifications, accreditation, easements, rights of way and other rights, consents and approvals the nonexistence of which is likely to have a Material Adverse Effect. Section 5.8. Independent Director. The board of directors, board of managers, or other equivalent governing body of each Covered Subsidiary that is a Pledged Subsidiary or owns a Covered Asset shall include at least one special, independent director or member (or equivalent thereof), pursuant to documentation satisfactory to the Administrative Agent, whose consent shall be required for (i) any bankruptcy or insolvency filing by the relevant Covered Subsidiary, as the case may be, (ii) the transfer of any membership or other equity interests therein (other than the sale or other transfer of such membership or equity interests in a transaction permitted under the Loan Documents) and (iii) encumbering any asset owned by such Covered Subsidiary, other than an Excluded Asset, with a real property mortgage or deed of trust, as applicable, or a security agreement, pledge agreement or any similar agreement creating a Lien in respect thereof, except as permitted under the Loan Documents (including as a result of any consent, amendment, waiver or other modification obtained in accordance with the terms of the Loan Documents). Section 5.9. Financial Covenants. (a) Consolidated Coverage Ratio. As of the last day of each fiscal quarter, the Consolidated Coverage Ratio shall be equal to or greater than 1.50 to 1.00. (b) Facility Collateral Coverage Ratio. As of the last day of each fiscal quarter, the Facility Collateral Coverage Ratio shall be equal to or greater than 1.50 to 1.00. (c) Weighted Average CTL Lease Term. As of the last day of each fiscal quarter, the Weighted Average CTL Lease Term shall be greater than or equal to five (5) years. Section 5.10. Restricted Payments.The Borrower shall not, and shall not permit its Subsidiaries to, pay any dividends; provided that, (w) in any Fiscal Year in which the Borrower is qualified as a REIT, the Borrower may pay dividends in an amount, as determined on an aggregate annual basis as of the end calculated prior to deducting (A) accumulated net operating losses of the Borrower as of December 31,

- 48- 2016 and (B) dividends paid or payable by the Borrower, (x) any Subsidiary of the Borrower may pay dividends to the Borrower or to any other Subsidiary of the Borrower and to its other equityholders on a ratable basis, (y) so long as no Material Default or Event of Default is continuing, the Borrower may pay dividends to holders of its preferred equity in an aggregate amount in any Fiscal Year not to exceed the stated dividend amount payable pursuant to the terms of such preferred equity, and (z) so long as no Default or Event of Default is continuing, the Borrower may distribute or pay dividends in the form of Real Property Assets or Loan Assets (or Securities in an entity substantially all of whose assets constitutes such Loan Assets or ownership interests in such Real Property Assets) to its equity holders on a ratable basis, so long as such Loan Assets, Real Property Assets or Securities are not Collateral, Covered Assets or equity interests in a Pledged Subsidiary or Covered Subsidiary. (b) The Borrower shall not, and shall not permit its Subsidiaries to, make any prepayments, repurchases or redemptions of unsecured Indebtedness of the Borrower or any Subsidiary (including any unsecured Indebtedness convertible into capital stock of the Borrower), Indebtedness for borrowed money of the Borrower or any Subsidiary that is subordinated to the Obligations or preferred or common stock of the Borrower or any Subsidiary except to the extent funded with or exchanged for (i) income or payments received in respect of, or proceeds from the sale, refinancing or maturity of, assets not constituting Collateral or a Covered Asset, (ii) interest, fee or rental income in respect of any assets (including assets constituting part of the Collateral or Covered Assets) or (iii) equity or Indebtedness issued by the Borrower or the proceeds thereof. Section 5.11. Restriction on Fundamental Changes. (a) The Borrower shall not, and shall not permit any other Covered Party to, enter into any merger or consolidation without obtaining the prior written consent thereto of the Required Banks, unless (i) in the case of any such merger or consolidation involving (x) the Borrower, the Borrower is the surviving entity (regardless of whether a Covered Subsidiary is involved) and (y) any other Covered Subsidiary, a Covered Subsidiary is the surviving entity (which surviving entity must be a Pledged Subsidiary if a Pledged Subsidiary is involved) and (ii) in each case, the same will not result in the occurrence of a Material Default or an Event of Default. The Borrower shall not, and, except in connection with a merger or consolidation permitted in the preceding sentence, shall not permit any other Covered Subsidiary to, liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of its business or property, whether now or hereafter acquired, other than to the Borrower or to any Covered Subsidiary (and if involving a Pledged Subsidiary or the assets of a Covered Subsidiary, to another Pledged Subsidiary) or in connection with any sale of all or substantially all of its assets or any payment or prepayment in full or other monetization in full of its assets. Nothing in this Agreement shall limit or restrict any Covered Party to sell, pledge, mortgage or transfer any Excluded Asset, except as set forth in Sections 5.14 and 5.15. (b) The Borrower shall not, and shall not permit any other Covered Party to, amend its articles of incorporation, bylaws, or other organizational documents such that the provisions thereof would violate Section 5. 8 or permit any action prohibited by Section 5.18 or, otherwise, in any manner Section 5.12. Changes in Business. different from that conducted by the Borrower on the Closing Date and shall include ownership and management of Credit Tenant Lease Assets, Loan Assets and Real Property Assets. The Borrower shall carry on its business operations through the Borrower and its Consolidated Subsidiaries and its Investment Affiliates.

- 49- Section 5.13. Borrower Status. The Borrower shall at all times remain a publicly traded company listed for trading on the New York Stock Exchange (or another nationally recognized stock exchange (for the avoidance of doubt, the NASDAQ stock quotation system or any successor thereto shall be considered a nationally recognized exchange)). Section 5.14. Other Indebtedness. (a) The Borrower shall not permit any Covered Subsidiary to create, incur, assume or suffer to exist any Indebtedness other than Indebtedness of the Covered Subsidiaries existing on the Closing Date and set forth on Schedule 4.4(d), obligations under warranties and indemnities incurred in the ordinary course of business, and Non-Recourse Indebtedness in respect of Excluded Assets. (b) The Borrower shall not consent to or vote in favor of (and shall not permit any Subsidiary to consent to or vote in favor of) the incurrence of any Indebtedness by any Covered Party (other than Indebtedness permitted under Section 5.14(a)). Section 5.15. Liens. (a) The Borrower shall not, nor shall it permit any Subsidiary to, create, incur, assume or suffer to exist any Lien upon any item of Collateral or Covered Assets, except for Permitted Liens. (b) The Borrower shall not consent to or vote in favor of (and shall not permit any Subsidiary to consent to or vote in favor of) the incurrence of any Liens on any assets of any Covered Party, except for Permitted Liens and Liens on Excluded Assets in respect of Non-Recourse Indebtedness. Section 5.16. [Reserved]. Section 5.17. Restrictive Agreements. The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Person or any of its subsidiaries to create, incur or permit to exist any Lien upon the Collateral, provided that the foregoing clause (a) shall not apply to restrictions and conditions imposed by law or by any Loan Document or (b) the ability of any other Covered Party (other than the Borrower) to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Covered Party or to guarantee Indebtedness of the Borrower or any other Covered Party; provided that the foregoing shall not apply to restrictions and conditions imposed by law, by any Loan tedness or credit agreements governing Indebtedness for borrowed money. Section 5.18. Limitation on Activities of the Covered Parties. The Borrower shall not permit any other Covered Party (other than the Borrower) to (a) (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than ownership of Covered Assets, Excluded Assets and anything incidental thereto, (ii) own any assets other than Covered Asset, Excluded Assets or any assets incidental thereto, or (iii) take any action, or conduct its affairs in a manner, that could reasonably be expected to result in the separate existence of such Covered Party being ignored, or the assets and liabilities of such Covered Party being substantively consolidated with those of the Borrower or any Subsidiary thereof in a bankruptcy, reorganization or other insolvency proceeding or (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) Indebtedness permitted pursuant to Section 5.14(a), (ii) nonconsensual obligations imposed by operation of law, (iii) obligations with respect to its equity interests to the extent in compliance with Section 5.8, not prohibited by this Section 5.18 or, otherwise, materially adverse to the Banks, (iv) obligations (other than Indebtedness) in the ordinary course of business in the operation of its assets and

- 50- (v) the statutory liability of any general partner for the liabilities of the limited partnership in which it is a general partner. Section 5.19. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less -length basis from unrelated third parties, (b) in the case of a Covered Party (other than the Borrower), in transactions between or among such Covered Parties not involving any other Affiliate (but if such transactions involving the transfer of assets, such transfers shall be subject to the Liens granted pursuant to the Collateral Documents), (c) in the case of the Borrower or any Subsidiary which is not a Covered Party, in transactions between or among the Borrower and such Subsidiaries not involving any other Affiliate, (d) any payment of dividends, other restricted payments or other transactions permitted by Section 5.11, (e) transactions pursuant to the Safety Management Agreement and (f) transactions between the Borrower and Safety that are approved by at least a majority of their respective independent directors so long as, (x) such transactions are otherwise permitted under this Agreement, (y) no material Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such transaction and (z) the Borrower shall be in pro forma compliance with the covenants set forth in Section 5.19 after giving effect to such transaction. Section 5.20. Corporate Ratings. The Borrower shall obtain affirmation of its corporate ratings Section 5.21. Anti-Corruption Laws and Sanctions. The Borrower shall (a) maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions and (b) not request or use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VI DEFAULTS Section 6.1. Events of Default. the following events shall have occurred and be continuing: (a) the Borrower shall fail to (i) pay when due any principal of any Loan, or (ii) the Borrower shall fail to pay when due interest on any Loan or any fees or any other amount payable to the Administrative Agent or the Banks hereunder and the same shall continue for a period of five (5) days after the same becomes due; or

- 51- (b) the Borrower shall fail to observe or perform any covenant contained in Section 2.11, 2.16, 2,18, Section 5.1(d)(i), 5.1(i), 5.1(j), 5.1(k), 5.4, 5.9, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.17, 5.18, 5.19, 5.20 or 5.21 and, (i) solely in the case of any failure to comply with Section 5.9(b) and Section 5.9(c), such failure shall continue unremedied for a period of thirty (30) days (it being understood that any such failure to comply with (x) Section 5.9(b) may be remedied by a prepayment of the Loans or adding assets as Covered Assets pursuant to Section 2.18 prior to or during such 30-day period so long as after giving effect to any such prepayment or addition of Covered Asset the Borrower is in pro forma compliance with Section 5.9(b) and (y) Section 5.9(c) may be remedied by adding or withdrawing Credit Tenant Lease Assets as Covered Assets pursuant to Section 2.18 prior to or during such period so long as after giving effect to any such addition or withdrawal of Credit Tenant Lease Assets the Borrower is in pro forma compliance with Section 5.9(c)) and (ii) solely in the case of any failure to comply with Section 5.1(d)(i), such failure shall continue unremedied for a period of 10 days; or (c) the Borrower or any Covered Party shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Document (other than those covered by clause (a), (b), (e), (f), (g), (h), (i), (l) or (n) of this Section 6.1) for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent; or if such default is of such a nature that it cannot with reasonable effort be completely remedied within said period of thirty (30) days such additional period of time as may be reasonably necessary to cure same, provided the Borrower commences such cure within said thirty (30) day period and diligently prosecutes same, until completion, but in no event shall such extended period exceed ninety (90) days; or (d) any representation, warranty, certification or statement that is made by the Borrower in this Agreement or by the Borrower or any other Covered Party in any other Loan Document to which it is a party or that is contained in any certificate, financial statement or other document delivered pursuant to this Agreement or any other Loan Document, shall prove to have been incorrect in any material respect when made (or deemed made); or (e) the Borrower or any Subsidiary shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Recourse Debt (other than the Obligations) for which the aggregate outstanding principal amounts exceed $75,000,000 and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period and such default has not been waived, in writing, by the holder of any such Recourse Debt; or the Borrower or any Subsidiary shall default in the performance or observance of any obligation or condition with respect to any such Recourse Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period, in each case if the effect of such default, event or condition is to accelerate the maturity of any such indebtedness or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such indebtedness; or (f) (i) the Borrower or (ii) any Subsidiary of the Borrower or any Investment Affiliate of the Borrower to which, either individually or in the aggregate, $100,000,000 or more of the tributable, or (iii) a Pledged Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing; or

- 52- (g) an involuntary case or other proceeding shall be commenced against (i) the Borrower, (ii) any Subsidiary of the Borrower or any Investment Affiliate of the Borrower to which, solidated Tangible Net Worth is attributable, or (iii) any Pledged Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or an order for relief shall be entered against the Borrower, any such Subsidiary of the Borrower, any such Investment Affiliate or any such Pledged Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or (h) one or more final, non-appealable judgments or decrees in an aggregate amount of $75,000,000 or more shall be entered by a court or courts of competent jurisdiction against the Borrower or any Subsidiary of the Borrower (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing), and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within ninety (90) days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees; or (i) there shall be a replacement of a majority of the Board of Directors of the Borrower over a two-year period from the directors who constituted the Board of Directors of the Borrower at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Borrower then still in office who were either members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved; or (j) laws and regulations) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding common shares of the Borrower; or (k) if any Termination Event with respect to a Plan or Multiemployer Plan shall occur as a result of which Termination Event or Events any member of the ERISA Group has incurred or may incur any liability to the PBGC or any other Person and the sum (determined as of the date of occurrence of such Termination Event) of the insufficiency of such Plan or Multiemployer Plan and the insufficiency of any and all other Plans and Multiemployer Plans with respect to which such a Termination Event shall occur and be continuing (or, in the case of a Multiple Employer Plan with respect to which a Termination Event described in clause (ii) of the definition of Termination Event shall occur and be continuing and in the case of a liability with respect to a Termination Event which is or could be a liability of the Borrower rather than a liability of the Plan, the liability of the Borrower) is equal to or greater than $50,000,000 and which the Required Banks reasonably determine will have a Material Adverse Effect; or (l) if, any member of the ERISA Group shall commit a failure described in Section 303(k)(1) of ERISA or Section 430(k)(1) of the Code and the amount of the lien determined under Section 303(k)(3) of ERISA or Section 430(k)(3) of the Code that could reasonably be expected to be imposed on any member of the ERISA Group or their assets in respect of such failure shall be equal to or greater than $50,000,000 and which the Required Banks reasonably determine will have a Material Adverse Effect; or (m) Section 3(42) of ERISA or Section 4975 of the Code, including but not limited to 29 C.F.R. § 2510.3-101

- 53- 4975(e)(1) of the Code; or (n) at any time, for any reason the Borrower repudiates in writing its payment obligations under any Loan Document or any Covered Party repudiates in writing its negative pledge obligations under the Negative Pledge Agreement or any other Loan Document; or (o) this Agreement or any Collateral Document shall not, for any reason, be in full force and effect (or any Covered Party shall so assert), or any security interest purported to be created by any of the Collateral Documents shall not be a valid, enforceable and perfected security interest having the priority required by the Collateral Documents (or any Covered Party shall so assert) (other than (i) pursuant to the terms of this Agreement or any other Loan Document (including any release pursuant to the terms hereof or thereof) or (ii) as a result of acts or omissions by the Administrative Agent); or (p) at any time Borrower shall fail to directly or indirectly own and control 100% of the outstanding equity interests in any Covered Subsidiary at any time such Covered Subsidiary owns Covered Assets. Section 6.2. Rights and Remedies. (a) Upon the occurrence of any Event of Default described in Section 6.1(f) or Section 6.1(g), the Commitments shall immediately terminate and the unpaid principal amount of, and any and all accrued interest on, the Loans and any and all accrued fees and other Obligations hereunder shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower for itself; and upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent, following consultation with the Banks, may (and upon the demand of the Required Banks shall), by written notice to the Borrower, in addition to the exercise of all of the rights and remedies permitted the Administrative Agent, and the Banks at law or equity or under any of the other Loan Documents, declare that the Commitments are terminated and declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans and any and all accrued fees and other Obligations hereunder to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and (except as otherwise provided in the Loan Documents) without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Borrower for itself. (b) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the Administrative Agent and the Banks each agree that any exercise or enforcement of the rights and remedies granted to the Administrative Agent or the Banks under this Agreement or any other Loan Document or at law or in equity with respect to this Agreement or any other Loan Documents shall be commenced and maintained solely by the Administrative Agent, in each case on behalf of the Administrative Agent, any other Agent and/or the Banks. The Administrative Agent shall act at the direction of the Required Banks in connection with the exercise of any and all remedies at law, in equity or under any of the Loan Documents or, if the Required Banks are unable to reach agreement after being afforded reasonable notice and opportunity to consent, then, from and after an Event of Default, the Administrative Agent may pursue such rights and remedies as it may determine. Section 6.3. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.1(b), Section 6.1(c) and Section 6.1(d) promptly upon being requested to do so by the

- 54- Required Banks and shall thereupon notify all the Banks thereof. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice in writing from a Bank or the Borrower referring to this Agreement or the other Loan Documents, describing such event or condition. Should the Administrative Agent receive notice of the occurrence of a Default or Event of Default expressly stating that such notice is a notice of a Default or Event of Default, or should the Administrative Agent send the Borrower a notice of Default or Event of Default, the Administrative Agent shall promptly give notice thereof to each Bank. Section 6.4. Distribution of Proceeds after Default. Notwithstanding anything contained herein to the contrary, from and after the occurrence and during the continuance of an Event of Default, to the extent proceeds are received by the Administrative Agent, such proceeds shall be distributed to the Banks pro rata in accordance with the unpaid principal amount of the Loans (giving effect to any participations granted therein pursuant to Section 9.6). ARTICLE VII THE AGENTS; CERTAIN MATTERS RELATING TO THE BANKS Section 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf, including execution of the other Loan Documents, and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Except as set forth in Section 7.8 hereof, the provisions of this Article VII are solely for the benefit of the Administrative Agent, the other Agents and the Banks, and the Borrower shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Administrative Agent shall act solely as an agent of the Banks and shall not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any other Covered Party. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents. Section 7.2. Administrative Agency and Affiliates. JPMorgan Chase Bank, N.A. has the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent and JPMorgan Chase Bank, N.A. and each of its affiliates, may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the foregoing as if they were not the N.A. in its individual capacity. Section 7.3. Action by Agents. (a) The obligations of each of the Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, each of the Agents shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided in Article VI. The duties of each Agent shall be administrative in nature. Subject to the provisions of Section 7.1, Section 7.5 and Section 7.6, each Agent shall administer the Loans in the same manner as each administers its own loans. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of

- 55- Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Banks, (c) except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Covered Party or any affiliate of the Covered Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys in fact or affiliates and (d) the Administrative Agent shall not be required to take any action that (in its opinion or the opinion of its counsel) exposes it to personal liability or which is contrary to the Loan Documents or applicable law. (b) The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys in fact (including without limitation, a custodian to administer the Collateral) and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care. In furtherance of the foregoing, each Bank hereby authorizes the Administrative Agent to enter into such documents and instruments as it deems reasonably necessary to implement its duties under this Agreement and the other Loan Documents. Section 7.4. Consultation with Experts. As between any Agent on the one hand and the Banks on the other hand, such Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Section 7.5. Liability of Agents. As between each Agent on the one hand and the Banks on the other hand, none of the Agents nor any of their affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. As between each Agent on the one hand and the Banks on the other hand, none of the Agents nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document, or any Borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any other Covered Party, (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to such Agent, or (iv) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. As between each Agent on the one hand and the Banks on the other hand, none of the Agents shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, email message, facsimile or similar writing) believed by it to be genuine or to be signed by the proper party or parties. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and

- 56- other experts selected by the Administrative Agent. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder that by its terms must be fulfilled to the satisfaction of a Bank, the Administrative Agent may presume that such condition is satisfactory to such Bank unless the Administrative Agent shall have received notice to the contrary from such Bank prior to the applicable extension of credit or other action. Section 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitments or Loans, as applicable, outstanding, indemnify the Agents and their affiliates and their respective directors, officers, agents, advisors and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including, without limitation, counsel fees and disbursements), claim, demand, action, such indemnitee may suffer or incur in connection with its duties as Agent under this Agreement, the other Loan Documents or any action taken or omitted by such indemnitee hereunder. In the event that any Agent shall, subsequent to its receipt of indemnification payment(s) from Banks in accordance with this section, recoup any amount from the Borrower, or any other party liable therefor in connection with such indemnification, such Agent shall reimburse the Banks which previously made the payment(s) pro rata, based upon the actual amounts which were theretofore paid by each Bank. Each Agent shall reimburse such Banks so entitled to reimbursement within two (2) Business Days of its receipt of such funds from the Borrower or such other party liable therefor. In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Bank, an indemnitee or any other Person, whether or not an indemnitee is otherwise a party thereto. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. Section 7.8. Successor Agent. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall, which approval shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Banks and approved by the Borrower, and shall have accepted such appointment, within 10 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may (but shall not be required to), on behalf of the Banks, appoint a successor Administrative Agent which shall be the Administrative Agent, who shall act until the Required Banks shall appoint an Administrative Agent. Any appointment of a successor Administrative Agent by Required Banks or the retiring Administrative Agent, pursuant to the preceding sentence shall, provided no Event of Default has occurred and is then continuing, be subject to the Administrative Agent has accepted appointment as Administrative Agent by the date that is 10 days appointed as successor Administrative Agent by the retiring Administrative Agent), the retiring assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above. Upon the acceptance of its appointment

- 57- as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent and the retiring Administrative Agent, shall be discharged from its duties provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent. Such resignation or removal shall take effect upon the acceptance of appointment by a successor Administrative Agent in accordance with the provisions of this Section 7.8. Section 7.9. Exculpation of BPO Broker. Each Bank acknowledges and agrees, for the benefit of the Agents, the Borrower and each of the BPO Brokers and each of their respective affiliates and each of their respective partners, directors, officers, employees, agents, counsel, auditors, advisors Representatives (a) Each BPO Broker prepared its respective BPO relying primarily on information provided by the Borrower, and neither any BPO Broker nor any Agent is responsible or liable for any inaccuracy or omission in the information provided to the BPO Brokers by the Borrower. None of the BPO Brokers or Agents has made or makes any express or implied representation or warranty as to the accuracy or completeness of such information. (b) None of the BPO Brokers or Agents has any obligation to engage in any further diligence regarding the information provided to it by the Borrower or to obtain any additional information for purposes of the BPO Brokers preparing their respective BPOs. (c) None of the BPO Brokers or Agents has engaged an auditor to perform an audit or review of the financial statements of the Borrower, and none of the BPO Brokers or Agents is providing any assurance of the accuracy of the information in such financial statements. (d) There is no assurance that the BPOs will accurately predict the actual future performance and/or operations of any asset and/or property reviewed for purposes of the BPOs. (e) No Agent shall be responsible or liable for the preparation or the contents of the claim, suit or action against any Agent or any of its Representatives with respect to, or arising out of, the Section 7.10. Proofs of Claim. In case of the pendency of any proceeding under any federal, state or foreign bankruptcy, insolvency, receivership or similar law or any other judicial proceeding relative to any Covered Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Banks and the Administrative Agent hereunder) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator,

- 58- sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Bank to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent hereunder. Nothing in this Section 7.10 shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Bank to authorize the Administrative Agent to vote in respect of the claim of any Bank in any such proceeding. ARTICLE VIII CHANGE IN CIRCUMSTANCES Section 8.1. Basis for Determining Interest Rate Inadequate or Unfair. (a) If on or prior to the first day of any Interest Period for any Eurodollar Borrowing (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Base Rate or the Eurodollar Rate, as applicable (including, without limitation, because the Screen Rate is not available or published on a current basis), for Dollars and such Interest Period or that deposits in Dollars are not being offered in the relevant market for such Interest Period or (ii) the Administrative Agent or the Required Banks determine in good faith that the Eurodollar Rate for such Interest Period will not adequately reflect the cost to the Banks or the Required Banks, as the case may be, of making, funding or maintaining such Eurodollar Borrowing for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make, continue, or convert Loans into, Eurodollar Loans in Dollars shall be suspended. In such event, unless the Borrower notifies the Administrative Agent on or before the second (2nd) Eurodollar Business Day before, but excluding, the date of any Eurodollar Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing. (b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in paragraph (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in paragraph (a)(i) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurodollar Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 9.5, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Banks, a written notice from the Required Banks stating that such Required Banks object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 8.1(b), only to the extent the Screen Rate for Dollars and such Interest Period is not available or published at such time on a current basis), (x) any Notice of Interest Rate Election that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Notice of Borrowing requests a Eurodollar Borrowing, such

- 59- Borrowing shall be made as an Base Rate Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Section 8.2. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Eurodollar Lending Office) with any request or directive (whether or not having the force of law) made after the Closing Date of any such authority, central bank or comparable agency shall make it unlawful for any Bank (or its Eurodollar Lending Office) to make, maintain or fund its Eurodollar Loans in a particular currency, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank in the case of the event described above to make Eurodollar Loans in such currency, shall be suspended. With respect to Eurodollar Loans, before giving any notice to the Administrative Agent pursuant to this Section 8.2, such Bank shall designate a different Eurodollar Lending Office if such designation will avoid the need for giving such notice and will not, in the reasonable judgment of such Bank, be otherwise commercially disadvantageous to such Bank. If at any time, it shall be unlawful for any Bank to make, maintain or fund any of its Administrative Agent, to either (x) cause a bank, reasonably acceptable to the Administrative Agent, to with accrued and unpaid interest and fees thereon and all other amounts due to such Bank are concurrently therewith paid in full to such Bank, and to become a Bank hereunder, or obtain the agreement of one or more existing Banks to offer to purchase the Loans of such Bank for such amount, which offer such Bank is hereby required to accept, or (y) to repay in full all Loans then outstanding of such Bank, together with interest due thereon and any and all fees and other amounts due hereunder. Section 8.3. Increased Cost and Reduced Return. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) made after the Closing Date of any such authority, central bank or comparable agency, (i) shall subject any Bank to any tax on its capital reserves (or any similar tax) with respect to this Agreement or any Eurodollar Loan made by it (except for Non-Excluded Taxes and Other Taxes covered by Section 8.4 and changes in the rate of tax on the overall net income or profits of such Bank); (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System (but excluding with respect to any Eurodollar Loan any such requirement reflected in an applicable Eurodollar Reserve Percentage)), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or (iii) shall impose on any Bank (or its Applicable Lending Office) or on the interbank market any other condition materially more burdensome in nature, extent or consequence than those in Eurodollar Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect to such Eurodollar Loans, by an amount reasonable determined by such Bank

- 60- to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts (based upon a reasonable allocation thereof by such Bank to the Eurodollar Loans made by such Bank hereunder) as will compensate such Bank for such increased cost or reduction to the extent such Bank generally imposes such additional amounts on other borrowers of such Bank in similar circumstances; provided however, that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a change in law, regardless of the date enacted, adopted or issued. (b) If any Bank shall have reasonably determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital or liquidity requirements, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital or liquidity requirements (whether or not having the force of law) made after the Closing Date of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of suc (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction to the extent such Bank generally imposes such additional amounts on other borrowers of such Bank in similar circumstances. (c) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted, issued or implemented. (d) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank. Notwithstanding the foregoing, if such Bank shall fail to notify the Borrower of any such event within ninety (90) days amounts described in this Section incurred by such Bank as a result of such event shall be limited to those attributable to the period occurring subsequent to the ninetieth (90th) day prior to, but excluding, the date upon which such Bank actually notified the Borrower of the occurrence of such event. A certificate of any Bank claiming compensation under this Section and setting forth a reasonably detailed calculation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. (e) If at any time, any Bank has demanded compensation pursuant to this Section 8.3 either (x) in accordance with Section 9.6(c), cause an Assignee to offer to purchase the Loans of such

- 61- due to such Bank, and to become a Bank hereunder, or to obtain the agreement of one or more existing Banks to offer to purchase the Loans of such Bank for such amount, which offer such Bank is hereby required to accept, or (y) to repay in full all Loans then outstanding of such Bank, together with interest and all other amounts due thereon. Section 8.4. Taxes. (a) Any and all payments made by or on behalf of the Borrower to or for the account of any Bank or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for or on account of any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by (A) the jurisdiction under the laws of which such Bank or the Administrative Agent (as the case may be) is organized or any political subdivision thereof, (B) in the case of each Bank, the other jurisdiction (or any political subdivision thereof) as a result of a present or former connection between such Bank or the Administrative Agent and such other jurisdiction, except to the extent that such connection would not have arisen but for entering into the transactions contemplated hereby and (ii) U.S. federal withholding taxes imposed under FATCA (all such non-excluded taxes, duties, levies, imposts, Non-Excluded Taxes provided that, if any Non-Excluded Taxes are required to be deducted from or in respect of any sum payable hereunder or under any other Loan Document, as determined in good faith by the applicable withholding agent, (w) the sum payable by the Borrower shall be increased as necessary so that after making all required deductions of Non-Excluded Taxes (including, without limitation, deductions applicable to additional sums payable under this Section 8.4) such Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (x) the Borrower shall make or cause to be made all required deductions, (y) the Borrower shall pay or cause to be paid the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (z) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof. (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any other Loan Document or from the execution or delivery of, or Other Taxes (c) The Borrower agrees to indemnify each Bank and the Administrative Agent for the full amount of Non-Excluded Taxes or Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.4) payable or paid by such Bank or the Administrative Agent (as the case may be) and any liability for penalties and interest arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant jurisdiction. This indemnification shall be made within 15 days from the date such Bank or the Administrative Agent (as the case may be) makes demand therefor. (d) Each Bank that is a United States person for U.S. federal income tax purposes, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), shall provide the Borrower and the Administrative Agent with two duly completed copies of

- 62- Internal Revenue Service Form W-9 or any successor form prescribed by the Internal Revenue Service and shall provide the Borrower and the Administrative Agent with two further copies of any such form on or before the date any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered to the Borrower and the Administrative Agent. Each Bank that is not a United States person for U.S. federal income tax purposes, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), shall provide the Borrower and the Administrative Agent with two duly completed copies of an Internal Revenue Service Form W-8BENE, W-8ECI, or W-8IMY as applicable to such Bank, or any successor form prescribed by the Internal Revenue Service, and shall provide the Borrower and the Administrative Agent with two further copies of any such form on or before the date that any such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent. A Bank that provides copies of the Internal Revenue Service Form W-8BENE and that is legally entitled to claim the portfolio interest exemption pursuant to Section 881(c) of the Code, shall further provide the Borrower and the Administrative Agent with, together with such Internal Revenue Service Form W- 8BENE, a written confirmation of its entitlement to such exemption substantially in the form of Exhibit J. To the extent that it is legally entitled to do so, a Bank shall properly claim that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of, or eliminates, withholding tax on payments of interest hereunder. A Bank that is not a United States person and that grants a participating interest in a Loan or Commitment to any other Person shall provide, in addition to its own forms specified above, the Borrower and the Administrative Agent with two duly completed copies of the Internal Revenue Service form applicable to such other Person, each under the cover of an Internal Revenue Service Form W-8IMY and a withholding statement prepared in the manner prescribed by the Internal Revenue Service, or such other forms and/or certificates evidencing such shall provide the Borrower and the Administrative Agent with two further copies of any such forms and statements on or before the date any such forms or statements expire or become obsolete and after the occurrence of any event requiring a change in the most recent form or statement previously delivered to the Borrower and the Administrative Agent. Each Bank that is not a United States person for U.S. federal income tax purposes shall deliver to the Borrower and the Administrative Agent any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made. If a Bank fails to timely and properly provide or update such forms or statements (unless such failure is due to a change in treaty, law or regulation occurring subsequently to the time such Bank first becomes a party to this Agreement) or if the form or statement provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States withholding tax rate in excess of zero, then backup withholding or withholdi - as defined in Section 8.4(a), except to the extent that, in the case of United States withholding tax, such Borrower or its Consolidated Subsidiary with respect to such United States withholding tax. Notwithstanding any other provision of this paragraph (d)(i), no Bank shall be required to deliver any form, statement, certificate or supplementary documentation pursuant to this paragraph (d)(i) that such Bank is not legally able to deliver. (e) Upon reasonable demand by, and at the expense of, the Borrower or the Administrative Agent to any Bank, the Bank shall deliver to the Borrower and the Administrative Agent, or to such government or taxing authority as the Borrower or the Administrative Agent may reasonably

- 63- direct, any form or document that may be required or reasonably requested in writing in order to allow a payment to be made hereunder or under any other Loan Document without any deduction or withholding for or on account of any Non-Excluded Taxes or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to the Borrower or the Administrative Agent making such demand and to be executed and to be delivered with any reasonably required certification. (f) If a payment made to a Bank under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such ter the date of this Agreement. (g) For any period with respect to which a Bank has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to (and to the extent required by) paragraph (d)(i) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(c) with respect to Non-Excluded Taxes imposed by the United States, to the extent that such Non- provide such form; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such taxes so long as the Borrower shall incur no cost or liability as a result thereof. (h) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.4, then such Bank will, if requested in writing by the Borrower, use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the reasonable judgment of such Bank, will not subject such Bank to any unreimbursed cost or expense and is not otherwise disadvantageous to such Bank; provided, that nothing in this Section 8.4(h) shall affect or postpone any of the obligations of the Borrower or the rights of any Bank pursuant to this Section 8.4. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Bank in connection with any such change. (i) If at any time, any Bank has demanded compensation pursuant to Section 8.3 or Section 8.4 or the obligation of such Bank to make Eurodollar Loans has been suspended pursuant to Section 8.2 the Administrative Agent to either (x) in accordance with Section 9.6(c), cause an Assignee to offer to accrued interest, fees and other amounts due to such Bank, and to become a Bank hereunder, or to obtain the agreement of one or more existing Banks to offer to purchase the Commitments of such Bank for such

- 64- amount, which offer such Bank is hereby required to accept, or (y) to repay in full all Loans then outstanding of such Bank, together with interest and all other amounts due thereon; provided that (i) any replacement of a Bank under this paragraph does not conflict with any organizational or governing documents of any Person and any law, treaty rule or regulation applicable to or binding upon such Person or any of its property, (ii) prior to any replacement under this paragraph, such Bank shall have taken no action under Section 8.4(h) so as to eliminate the continued need for payments of amounts owing pursuant to Section 8.3 or 8.4, (iii) the replacement financial institution shall be reasonably satisfactory to the Administrative Agent, (iv) the replaced Bank shall be obligated to make such replacement in accordance with the provisions of Section 9.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (v) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 8.3 or 8.4, as the case may be, and (vi) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Bank shall have against the replaced Bank. (j) Each Bank shall severally indemnify the Administrative Agent for the full amount of any taxes, duties, levies, imposts, deductions, charges or withholdings imposed by any taxation authority or other authority, that are attributable to (i) such Bank (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Non-Excluded Taxes or Other Taxes and provisions of Section 9.6(b) relating to the maintenance of a Participant Register and, in either case, that are payable or paid by the Administrative Agent, together with all interest, penalties, reasonable costs and expenses arising therefrom or with respect thereto, as determined by the Administrative Agent in good faith. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Administrative Agent to the Bank from any other source against any amount due to the Administrative Agent under this paragraph (j). (k) If a Bank or the Administrative Agent determines, in its sole discretion, that it has received a refund of any Non-Excluded Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 8.4, it shall pay to the Borrower within five (5) Business Days an amount equal to such refund (but only to the extent of indemnity payments made, or Non-Excluded Taxes paid, by the Borrower under this Section 8.4 with respect to the Non-Excluded Taxes giving rise to such refund), net of all out-of-pocket expenses of such Bank or the Administrative Agent and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of such Bank or the Administrative Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require any Bank or the Administrative Agent to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other person. Notwithstanding anything to the contrary, in no event will any Bank or the Administrative Agent be required to pay any amount to the Borrower the payment of which would place such Bank or the Administrative Agent in a less favorable net after tax position than it would have been in if the Non-Excluded Taxes giving rise to such refund had never been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Non-Excluded Taxes had never been paid. (l) Section 8.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Bank,

- 65- the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Loan Documents. Section 8.5. Base Rate Loans Substituted for Affected Eurodollar Loans. If (i) the obligation of any Bank to make Eurodollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or Section 8.4 with respect to its Eurodollar Loans and the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist: (a) the Borrower shall be deemed to have delivered a Notice of Interest Rate Election with respect to such affected Eurodollar Loans and thereafter all Loans which would otherwise be continued or converted by such Bank to the Borrower as Eurodollar Loans shall be made instead as Base Rate Loans; and (b) after each of its Eurodollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Eurodollar Loans shall be applied to repay its Base Rate Loans instead; and (c) the Borrower will not be required to make any payment which would otherwise be required by Section 2.14 with respect to such Eurodollar Loans converted to Base Rate Loans pursuant to clause (a) above. ARTICLE IX MISCELLANEOUS Section 9.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission followed by telephonic confirmation or similar writing) and shall be given to such party: (x) in the case of the Borrower and the Administrative Agent, at its address or facsimile number set forth on Exhibit K attached hereto with duplicate copies thereof, in the case of the Borrower, to the Borrower, at its address set forth on the signature page hereof, to its General Counsel and Chief Financial Officer, (y) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or facsimile number and/or email address as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex or facsimile transmission, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate answerback or facsimile confirmation is received, of its next Business Day, (ii) if given by certified registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid, upon receipt or refusal to accept delivery, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid for next day delivery, or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until actually received. Section 9.2. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of

- 66- any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Section 9.3. Expenses; Indemnification. (a) The Borrower shall pay within thirty (30) days after written notice from the Administrative Agent, (i) for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of counsel to the Administrative Agent and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent and each Bank, including, without limitation, reasonable and invoiced fees and disbursements of counsel for the Administrative Agent and each of the Banks, in connection with the enforcement of the Loan Documents and the instruments referred to therein and such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom (provided, however obligated under this subsection (a)(ii) shall be limited to the reasonable and invoiced non-duplicative fees and disbursements of (A) counsel for the Administrative Agent, and (B) counsel for all of the Banks as a group; and provided, further, that all other costs and expenses for which the Borrower is obligated under this subsection (a)(ii) shall be limited to the reasonable and invoiced non-duplicative costs and expenses of the Administrative Agent). For purposes of this subsection (a)(ii), (1) counsel for the Administrative Agent shall mean a single outside law firm representing the Administrative Agent and (2) counsel for all of the Banks as a group shall mean a single outside law firm representing such Banks as a group (which law firm may or may not be the same law firm representing the Administrative Agent). (b) The Borrower agrees to indemnify each Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an Indemnitee damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding that may at any time (including, without limitation, at any time following the payment of the Obligations) be asserted against any Indemnitee, as a result of, or arising out of, or in any way related to or by reason of, (i) any of the transactions contemplated by the Loan Documents or the execution, delivery or performance of any Loan Document, (ii) any violation by the Borrower or the Environmental Affiliates of any applicable Environmental Law, (iii) any Environmental Claim arising out of the management, use, control, ownership or operation of property or assets by the Borrower or any of the Environmental Affiliates, including, without limitation, all on-site and off-site activities of the Borrower or any Environmental Affiliate involving Materials of Environmental Concern, or (iv) the breach of any environmental representation or warranty set forth herein, but excluding those liabilities, losses, damages, costs and expenses (a) for which such Indemnitee has been compensated pursuant to the terms of this Agreement or that are excluded under Section 8.3, (b) incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee as determined by a final judgment of a court of competent jurisdiction, (c) arising from any violation of Environmental Law relating to a Property, which violation is caused by the act or omission of such Indemnitee after such Indemnitee takes possession of such Property or (d) owing by such Indemnitee to any third party based upon contractual obligations of such Indemnitee owing to such third party which are not expressly set forth in the Loan Documents. In addition, the indemnification set forth in this Section 9.3(b) in favor of any director, officer, agent or employee of any Agent or any Bank shall be solely in their respective shall survive the termination of this Agreement and the payment of the Obligations. Without limitation of

- 67- the other provisions of this Section 9.3, the Borrower shall indemnify and hold each of the Agents and the Banks free and harmless from and agains fees and expenses), expenses, taxes, and damages (including consequential damages) that the Agents and the Banks may suffer or incur by reason of the investigation, defense and settlement of claims and in obtaining any prohibited transaction exemption under ERISA or the Code necessary in the Administrative breach of the provisions, set forth in Section 4.6(a). In the case of an investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or holders or creditors, an Indemnitee or any other Person, whether or not an Indemnitee is otherwise a party thereto. Section 9.4. Sharing of Set-Offs. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Bank (including, without limitation, by branches, agencies and Affiliates of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower then due and payable to such Bank under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Bank; provided that if any Defaulting Bank shall exercise any such right of set-off, (i) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Bank from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Banks and (ii) the Defaulting Banks shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Bank as to which it exercised such right of set-off. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Loan made by it, which is greater than the proportion received by any other Bank with respect to such due amount, the Bank receiving such proportionately greater payment shall purchase such participations in the Loans made by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Loans made by the Banks shall be shared by the Banks pro rata; provided that, but subject to the proviso in the first sentence of this Section 9.4, nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have to any deposits not received in connection with the Loans and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Loans. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Loan, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, any Bank may, by separate agreement with the Borrower, waive its right to set off contained herein or granted by law and any such written waiver shall be effective against such Bank under this Section 9.4. Section 9.5. Amendments and Waivers. (a) Any provision of this Agreement or the Notes or other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent in its capacity as the Administrative Agent are affected thereby, by the Administrative Agent); provided that no amendment or waiver with respect to this Agreement, the Notes or any other Loan

- 68- Document shall, unless signed by (x) each Bank directly affected thereby, (i) reduce the principal of or, subject to Section 8.1(b), rate of interest on any Loan or any fees hereunder, (ii) postpone, whether through forbearance or otherwise, the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitments, (iii) reduce the percentage aggregate unpaid principal amount of the Loans, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or any Collateral Document, (iv) release all or a substantial portion of the Collateral under the Collateral Documents (except as expressly permitted by the Collateral Documents or this Agreement), (v) modify the provisions of this Section 9.5, (vi) increase, extend or restate the Commitments of any Bank or subject ovides for the ratable or pro rata nature of disbursements by or payments to Banks, (y) each Bank, amend, modify or waive any provision of Sections 2.10 and Section 2.11 r any component thereof or definition used therein if such amendment, modification or waiver is has the effect of increasing the Borrowing Base. (b) The Administrative Agent may, but shall have no obligation to, with the concurrence of any Bank, execute amendments, modifications, waivers or consents on behalf of such Bank. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Covered Party in any case shall entitle any Covered Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.5 shall be binding upon each Bank at the time outstanding, each future Bank and, if signed by a Covered Party, on such Covered Party. Section 9.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that (i) the Borrower may not assign or otherwise transfer any of its rights under this Agreement or the other Loan Documents without the prior written consent of all Banks and the Administrative Agent and (ii) a Bank may not assign or otherwise transfer any of its interest under this Agreement except as permitted in subsection (b) and (c) of this Section 9.6. (b) Prior to the occurrence of an Event of Default, any Bank may at any time, grant to a then existing Bank or any Affiliate thereof, one or more banks, finance companies, insurance Participant its Commitments or Loans. After the occurrence and during the continuance of an Event of Default, any Participant any or all of its Loans. Any participation made during the continuation of an Event of Default shall not be affected by the subsequent cure of such Event of Default. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in

- 69- Section 9.5(a)(x) or (y) without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest (it being understood that the documentation required under Section 8.4(d) shall be delivered to the participating Bank) to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (c) of this Section 9.6; provided that such Participant (i) agrees to be subject to the provisions of Section 8.3 and Section 8.4 as if it were an assignee under paragraph (c) of this Section and (ii) shall not be entitled to receive any greater payment under Section 8.3 or Section 8.4, with respect to any participation, than its participating Bank would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any requirement, interpretation or application of law or compliance by any Bank with any request or directive (whether or not having the force of law) from any central bank or relevant authority made subsequent to the Closing Date that occurs after the Participant acquired the applicable participation. Each Bank that grants participating interests in any or all of its Commitments or Loans, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register on which it enters the name and address of each Participant and principal amount of the Commitment or Participant Register provided that no Bank shall have any obligations to disclose all or any portion of the Participant Register to any Person, except to the extent that such disclosure is necessary to establish that such Loan is in registered form under Section 5f.103- 1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive, and the Borrower, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary. (c) (i) Subject to the conditions set forth in paragraph (c)(ii) below, any Bank may Assignee of its rights and obligations under this Agreement (including all or a portion of its Commitments or Loans at the time owing to it) with the prior written consent of: (A) the Borrower (such consent not to be unreasonably withheld and provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof), provided that no consent of the Borrower shall be required for an assignment to a Bank, an affiliate of a Bank, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other Person; and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Loan to a Bank, an affiliate of a Bank, an Approved Fund or an assignment to the Borrower as contemplated by Section 2.13. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Bank, an affiliate of a Bank or an Commitments or Loans, the amount of the Commitments or Loans of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (which shall be calculated as necessary to include any concurrent assignments by the assignor to an affiliate, or an Approved Fund, of the

- 70- assignee) unless each of the Borrower and the Administrative Agent otherwise consents, provided that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Bank and its affiliates or Approved Funds, if any; (B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (other than in the case of an assignment to the Borrower as contemplated by Section 2.13) and (2) the assigning Bank shall have paid in full any amounts owing by it to the Administrative Agent; and (C) the Assignee, if it shall not be a Bank, shall deliver to the Administrative Agent an administrative questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non- public information about the Borrower and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee Federal and state securities laws. For the purposes of this Section 9.6 ans any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Bank, (b) an affiliate of a Bank or (c) an entity or an affiliate of an entity that administers or manages a Bank. (iii) Subject to acceptance and recording thereof pursuant to paragraph (c)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 8.3, 8.4 and 9.3). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this Section 9.6 shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (b) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower and permitting access thereto to the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks and each of their Assignees, and principal amount of the Loans Register The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an the Assignee shall already be a Bank hereunder), the processing and recordation fee referred to in

- 71- paragraph (c)(ii)(B) of this Section and any written consent to such assignment required by paragraph (c)(i) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder. (e) to receive any greater payment under Section 8.3 or Section 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless written consent, (ii) by reason of the provisions of Section 8.2, Section 8.3 or Section 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or (iii) at a time when the circumstances giving rise to such greater payment did not exist. Section 9.7. Governing Law; Submission to Jurisdiction; Judgment Currency. (a)THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case, which are located in New York County, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. The Borrower irrevocably consents, for itself, to the service of process out of any of the aforementioned courts in any such action or proceeding by the hand delivery, or mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notice as provided under Section 9.1 hereof. The Borrower hereby, for itself, irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction. (c) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so under applicable law, that the rate of exchange used shall be the spot rate at which in accordance with normal banking procedures the first currency could be purchased in New York City with such other currency by the person obtaining such judgment on the Business Day preceding that on which final judgment is given. (d) The parties agree, to the fullest extent that they may effectively do so under applicable law, that the obligations of the Borrower to make payments in any currency of the principal of and interest on the Loans of the Borrower and any other amounts due from the Borrower hereunder to the Administrative Agent as provided herein (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with Section 9.7(c)), in any

- 72- currency other than the relevant currency, except to the extent that such tender or recovery shall result in the actual receipt by the Administrative Agent at its relevant office on behalf of the Banks of the full amount of the relevant currency expressed to be payable in respect of the principal of and interest on the Loans and all other amounts due hereunder (it being assumed for purposes of this clause (i) that the Administrative Agent will convert any amount tendered or recovered into the relevant currency on the date of such tender or recovery), (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the relevant currency the amount, if any, by which such actual receipt shall fall short of the full amount of the relevant currency so expressed to be payable and (iii) shall not be affected by an unrelated judgment being obtained for any other sum due under this Agreement. Section 9.8. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent and the Borrower of counterparts hereof signed by each of the parties hereto. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. Section 9.9. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. Section 9.10. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder. Section 9.11. Domicile of Loans. Subject to the provisions of Article VIII, each Bank may transfer and carry its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank. Section 9.12. Limitation of Liability. No claim may be made by the Borrower or any other Person acting by or through the Borrower against any Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any punitive, consequential, special or exemplary damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 9.13. Recourse Obligation. This Agreement and the Obligations hereunder are fully recourse to the Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement shall be had against any officer, director, shareholder or employee of the Borrower except in the event of fraud or misappropriation of funds on the part of such officer, director, shareholder or employee. Section 9.14. Confidentiality. Each of the Agents and the Banks understands that some of the information furnished to it pursuant to this Agreement and the other Loan Documents may be received by it prior to the time that

- 73- such information shall have been made public, and each of the Agents and the Banks hereby agrees that it will keep all Information (as defined below) received by it confidential except that each Agent and each Bank shall be permitted to dis respective officers, directors, employees, agents, auditors and buyers as need to know such information in connection with this Agreement or any other Loan Document and who will be advised of the confidential nature of such Information; (ii) to any other party to this Agreement; (iii) to a proposed Assignee or Participant in accordance with Section 9.6 hereof or to a counterparty or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations hereunder, provided such Person agrees in writing to keep such Information confidential on terms substantially similar to this Section 9.14; (iv) to the extent required by applicable law and regulations or by any subpoena or other legal process; (v) to the extent requested by any bank regulatory authority or other regulatory authority or self-regulatory organization; (vi) to the extent such information becomes publicly available other than as a result of a breach of this Agreement; (vii) to the extent the Borrower shall have consented to such disclosure or (viii) in connection with any legal or other enforcement proceeding in connection with any Loan Document or any of the transaction contemplated thereby. For the purposes of Information employees, agents, auditors, lawyers and Affiliates relating to the Borrower or any of its Subsidiaries or Affiliates (including Investment Affiliates) or any of their respective businesses other than any such information that is available to the Administrative Agent or any Bank on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential provided further, however, that all financial information delivered in connection with this Agreement and the other Loan Documents is deemed to be and shall be treated as confidential. In the event of any required disclosure of Information, any Person required to maintain the confidentiality of such Information as provided in this Section 9.14 agrees to use reasonable efforts to inform the Borrower as promptly as practicable of the circumstances and the Information required to be disclosed to the extent not prohibited by applicable law. Section 9.15. USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the Patriot Act information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Patriot Act. Section 9.16. Acknowledgements. The Borrower hereby (a) acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and that the Covered Parties have consulted their own accounting, regulatory and tax advisors to the extent the Covered Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (ii) none of the Agents or any Bank has any fiduciary, advisory or agency relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Banks, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; (iii) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Banks or among the Borrower or any other Covered Parties and the Banks; (iv) the Agents and the Banks on the one hand, and the Covered Parties, on the other hand, have oes not directly or indirectly give rise to, nor do the Covered Parties rely on, any fiduciary duty to the Covered Parties or their affiliates on the part of the Agents or the Banks; (v) each Agent and Bank has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Covered Parties, any of their affiliates or any other Person;

- 74- (vi) none of the Agents or Banks has any obligation to the Covered Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Agent or Bank and the Covered Parties or any such affiliate; and (vii) the Covered Parties are capable of evaluating and understanding, and the Covered Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents; and (b) waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent or any other Agent or Bank with respect to any breach or alleged breach of agency or fiduciary duty. Section 9.17. Releases of Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Bank (without requirement of notice to or consent of any Bank except as expressly required by Section 9.5) to take any action requested by the Borrower (i) having the effect of releasing any Collateral (A) to the extent necessary to permit consummation of any transaction permitted by any Loan Document or that has been consented to in accordance with Section 9.5 or (B) under the circumstances described in paragraph (b) below and (ii) having the effect of confirming that a Covered Subsidiary or Covered Asset are no longer subject to the (b) At such time as the Loans and the other Obligations under the Loan Documents shall have been paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created by the Collateral Documents, and the Collateral Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Covered Party under the Collateral Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. Section 9.18. No Novation. The amendment and restatement of the Existing Credit Agreement shall not extinguish the obligations outstanding under the Existing Credit Agreement, the Collateral Documents or the other Loan Documents or discharge or release the lien or priority of the Collateral Documents or the other Loan Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Collateral Documents, the other Loan Documents or instruments securing the same or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Collateral Documents, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower or any other Covered Party from any of its obligations and other Loan Documents, except to any extent modified hereby or by instruments executed concurrently herewith or therewith. Each of this Agreement, the Collateral Documents and the other Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith. Section 9.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

- 75- (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. Section 9.20. Certain ERISA Matters (a) Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Covered Party, that at least one of the following is and will be true: (i) - 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in- entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) -14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 on of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank.

- 76- (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or such Bank has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Covered Party, that: (i) none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Bank (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto), (ii) the Person making the investment decision on behalf of such Bank with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E), (iii) the Person making the investment decision on behalf of such Bank with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Bank with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent or any Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement. (c) The Administrative Agent and each Arranger hereby informs the Banks that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Bank or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, fees similar to the foregoing.

[iStar Amended and Restated Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. iSTAR INC., as the Borrower By: /s/Authorized Signatory

[iStar Amended and Restated Credit Agreement] JPMORGAN CHASE BANK, N.A., as the Administrative Agent and a Bank By: /s/Authorized Signatory

[iStar Amended and Restated Credit Agreement] BANK OF AMERICA, N.A., as a Bank By: /s/Authorized Signatory

[iStar Amended and Restated Credit Agreement] BARCLAYS BANK PLC, as a Bank By: /s/Authorized Signatory

[iStar Amended and Restated Credit Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as a Bank By: /s/Authorized Signatory